Exhibit 99.57

“MEDIASET ESPAÑA COMUNICACIÓN, S.A.”, for the purposes contemplated in article 227 of the consolidated text of the Spanish Securities Market Act approved by Royal Legislative Decree 4/2015 of 23 October, announces the following:

RELEVANT INFORMATION

In connection with the relevant fact dated 5 December 2019 (official number 284,194), attached are the following documents regarding the Extraordinary General Shareholders’ Meeting of Mediaset España Comunicación, S.A. (the “Company” or “Mediaset España”) called to be held on 5 February 2020 at 12:00 hours, which are likewise available on the Company’s website (http://www.telecinco.es/inversores/es/):

1.              The full text of the proposed resolutions corresponding to the items on the agenda, submitted by the Board of Directors of the Company for approval by the Extraordinary General Meeting.

2.              The Board of Directors’ report of Mediaset España on the amendment of certain terms of the merger resolution approved by the extraordinary general meeting of shareholders of the Company on 4 September 2019.

3.              The Board of Directors’ report of Mediaset, S.p.A., on the amendment of certain terms of the merger resolution approved by the extraordinary general meeting of shareholders of the Company on 4 September 2019.

4.              The Board of Directors’ report of Mediaset Investment N.V, on the amendment of certain articles of the proposed version of the articles of association of Mediaset Investment N.V., of the “Terms and Conditions for Special Voting Shares”; of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset”; and of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”.

5.              The identity of those who, as of today, are expected to be proposed as directors of MFE MediaforEurope N.V. (the name to be adopted by Mediaset Investment N.V. following completion of the Merger) as a result of the Merger, as well as the date from which they have held their posts.

In Madrid, on 5 December 2019

Mr. Mario Rodríguez Valderas

Secretary to the Board of Directors

1

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

PROPOSED RESOLUTIONS

EXTRAORDINARY GENERAL SHAREHOLDER MEETING

“MEDIASET ESPAÑA COMUNICACIÓN, S.A.”

5 February 2020 at 12:00 hours

ONE.- Amendment of certain terms of the proposal for the articles of association of the absorbing company (Mediaset Investment, N.V.), the “Terms and Conditions for Special Voting Shares”, the “Terms and Conditions for the Initial Allocation of Special Voting Shares A - Mediaset” and the “Terms and Conditions for the Initial Allocation of Special Voting Shares A - Mediaset España”, all of which were approved by the extraordinary general meeting of shareholders of the Company held on 4 September 2019 as part of the documentation attached to the cross-border merger resolution of Mediaset España Comunicación, S.A., Mediaset, S.p.A., and Mediaset Investment N.V. as well as the information relating to the composition of the board of directors of the absorbing company contained in that resolution

In relation to the cross-border merger between Mediaset España Comunicación, S.A., Mediaset Italia, S.p.A. (the absorbed companies) and Mediaset Investment, N.V. (the absorbing company, which will be renamed “MFE - MediaforEurope N.V.”) resolved by the extraordinary general meeting of Mediaset España Comunicación, S.A., on 4 September 2019 under item 2 of the agenda (the “Merger” and the “Merger Resolution”, respectively), the board resolves to amend the following terms as shown below (a) the proposed articles of association that will govern the absorbing company on completion of the Merger (the “Proposed Articles of Association”), (b) the “Terms and Conditions for Special Voting Shares”, that are also part of the Merger Resolution ; (c) the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset”, (d) the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”, all adopted by the aforementioned extraordinary general meeting of 4 September as an integral part of the documentation attached to the Merger Resolution and, specifically, as appendices to the common merger plan and (e) the information concerning the composition of the board of the absorbing company contained in that Resolution. Specifically, it is resolved,

(i)                             To remove from the “Terms and Conditions for Special Voting Shares”, the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset” and the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España” all references to the “Qualified Shareholding Obligation” and “Contractual Obligation” and the penalties provided in the event of breach of those obligations by amending, accordingly, articles 13.7, 42 and 43.7 of the Proposed Articles of Association (with regard to the latter see paragraph (iii) below), articles 4.4, 5.3, 6.3, 7.3, 8.4 and 11.1, subsections d) and e) of the “Terms and Conditions for Special Voting Shares” (along

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

with article 1.1 of Appendix 1), and paragraph 6 of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset” and of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”, all in the terms reflected below:

Proposed Articles of Association
Text approved by this board
(version with marked changes
Text approved by the board on	from the one approved on 4	Text approved by this
4 September	September)	board (clean version)
Article 13. Certain provisions on Special Voting Shares	Article 13. Certain provisions on Special Voting Shares	Article 13. Certain provisions on Special Voting Shares

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13.7 A person holding Ordinary Shares who (i) applies for deregistration of Ordinary Shares in his name from the Loyalty Register, (ii) transfers Ordinary Shares to any other person, (iii) has become the subject of an event in which control over that person is acquired by another person, (iv) does not meet or no longer meets the Qualified Shareholding Obligation, or (v) does not meet or no longer meets the Contract Obligation, all as set out in more detail in Article 42 and in the SVS Terms, must transfer its Special Voting Shares to the Company or a special purpose entity as referred to in Article 13.6, except if and insofar as provided otherwise in the SVS Terms. If and for as long as a Shareholder is in breach with such obligation, the voting rights and the right to participate in General Meetings relating to the Special Voting Shares to be so offered and transferred will be suspended. The Company will be irrevocably authorised to effectuate the offer and transfer on behalf of the Shareholder concerned.

13.7 A person holding Ordinary Shares who (i) applies for deregistration of Ordinary Shares in his name from the Loyalty Register, (ii) transfers Ordinary Shares to any other person, or (iii) has become the subject of an event in which control over that person is acquired by another person, ~~(iv) does not meet or no longer meets the Qualified Shareholding Obligation, or (v) does not meet or no longer meets the Contract Obligation, all as set out in more detail in Article 42 and in the SVS Terms,~~ must transfer its Special Voting Shares to the Company or a special purpose entity as referred to in Article 13.6, except if and insofar as provided otherwise in the SVS Terms. If and for as long as a Shareholder is in breach with such obligation, the voting rights and the right to participate in General Meetings relating to the Special Voting Shares to be so offered and transferred will be suspended. ~~The Company will be irrevocably authorised to effectuate the offer and transfer on behalf of the Shareholder concerned.~~

13.7 A person holding Ordinary Shares who (i) applies for deregistration of Ordinary Shares in his name from the Loyalty Register, (ii) transfers Ordinary Shares to any other person, or (iii) has become the subject of an event in which control over that person is acquired by another person, must transfer its Special Voting Shares to the Company or a special purpose entity as referred to in Article 13.6, except if and insofar as provided otherwise in the SVS Terms. If and for as long as a Shareholder is in breach with such obligation, the voting rights and the right to participate in General Meetings relating to the Special Voting Shares to be so offered and transferred will be suspended.

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2

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association
Article 42. Shareholders Obligations	~~Article 42. Shareholder’s Obligations~~	[Article deleted]

42.1 No Shareholder, nor any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge), may hold, on its own or together with Affiliates or any other person, directly and/or indirectly — at any time — a participation in the Company representing a percentage of the outstanding share capital and/or voting rights of the Company which (a) is in excess of what is permitted to be held by such persons by any provision of law (including rules and regulations aiming at safeguarding media pluralism and antitrust laws) issued by any State or Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) or would have been applicable to the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.), and/or (b) is in violation of a decision of any Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) (the Qualified Shareholding Obligation).

~~42.1 No Shareholder, nor any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge), may hold, on its own or together with Affiliates or any other person, directly and/or indirectly — at any time — a participation in the Company representing a percentage of the outstanding share capital and/or voting rights of the Company which (a) is in excess of what is permitted to be held by such persons by any provision of law (including rules and regulations aiming at safeguarding media pluralism and antitrust laws) issued by any State or Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) or would have been applicable to the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.), and/or (b) is in violation of a decision of any Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) (the Qualified Shareholding Obligation).~~

42.2 A Shareholder and any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of	~~42.2 A Shareholder and any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of~~

3

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

pledge) and their Affiliates must at all times obey and act in accordance with any contractual arrangements made between the Company and any such person relating to the Shares held by such person (including for the avoidance of doubt any contractual arrangements inherited from its legal predecessors and originally relating to shares issued by such legal predecessors) (the Contract Obligation).

~~pledge) and their Affiliates must at all times obey and act in accordance with any contractual arrangements made between the Company and any such person relating to the Shares held by such person (including for the avoidance of doubt any contractual arrangements inherited from its legal predecessors and originally relating to shares issued by such legal predecessors) (the Contract Obligation).~~

42.3 If and for as long as any person as referred to in Articles 42.1 and/or 42.2 is acting in violation of the Qualified Shareholding Obligation and/or the Contract Obligation, the voting rights and the right to participate in General Meetings attached to all the Shares held by such persons may be suspended by the Board.

~~42.3 If and for as long as any person as referred to in Articles 42.1 and/or 42.2 is acting in violation of the Qualified Shareholding Obligation and/or the Contract Obligation, the voting rights and the right to participate in General Meetings attached to all the Shares held by such persons may be suspended by the Board.~~

42.4 For the purpose of this Article 42 Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing.

~~42.4 For the purpose of this Article 42 Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing.~~

4

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”
Text approved by this board
(version with marked changes
Text approved by the board	from the one approved on 4	Text approved by this board
on 4 September	September)	(clean version)
Article 4. Application for Special Voting Shares - Loyalty Register	Article 4. Application for Special Voting Shares - Loyalty Register	Article 4. Application for Special Voting Shares - Loyalty Register

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4.4 Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above-mentioned documents. The Agent may reject a Request for reasons of incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and assistance required in connection therewith. A Request will be rejected if the Board determines that the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares which will be held in violation of the Qualified Shareholding Obligation.

4.4 Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above-mentioned documents. The Agent may reject a Request for reasons of incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and assistance required in connection therewith. ~~A Request will be rejected if the Board determines that the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares which will be held in violation of the Qualified Shareholding Obligation.~~

4.4 Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above-mentioned documents. The Agent may reject a Request for reasons of incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and assistance required in connection therewith.

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5

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”
Article 5. Allocation of Special Voting Shares A	Article 5. Allocation of Special Voting Shares A	Article 5. Allocation of Special Voting Shares A

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5.3 On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A. The Board will refuse the issuance of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the acquisition of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.

5.3 On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A. ~~The Board will refuse the issuance of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the acquisition of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.~~

5.3 On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A.

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Article 6. Allocation of Special Voting Shares B	Article 6. Allocation of Special Voting Shares B	Article 6. Allocation of Special Voting Shares B

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6.3 On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B. The Board will refuse the conversion of Special Voting Shares A into Special Voting Shares B if the

6.3 On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B. ~~The Board will refuse the conversion of Special Voting Shares A into Special Voting Shares B if the~~

6.3 On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B.

6

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”

relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares A into Special Voting Shares B, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares B which will be held in violation of the Qualified Shareholding Obligation.

~~relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares A into Special Voting Shares B, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares B which will be held in violation of the Qualified Shareholding Obligation.~~

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Article 7. Allocation of Special Voting Shares C	Article 7. Allocation of Special Voting Shares C	Article 7. Allocation of Special Voting Shares C

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7.3 On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C. The Board will refuse the conversion of Special Voting Shares B into Special Voting Shares C if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares B into Special Voting Shares C, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares C which will be held in violation

7.3 On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C. ~~The Board will refuse the conversion of Special Voting Shares B into Special Voting Shares C if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares B into Special Voting Shares C, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares C which will be held in violation of the Qualified Shareholding Obligation.~~

7.3 On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C.

7

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”
of the Qualified Shareholding Obligation.

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Article 8. Initial Allocation	Article 8. Initial Allocation	Article 8. Initial Allocation

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8.4 The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation. Notwithstanding the aforementioned, the Board will refuse the registration of one or more Ordinary Shares in the Loyalty Register and/or refuse the allocation of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the allocation of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares and/or Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.

8.4 The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation. ~~Notwithstanding the aforementioned, the Board will refuse the registration of one or more Ordinary Shares in the Loyalty Register and/or refuse the allocation of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the allocation of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares and/or Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.~~

8.4 The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation.

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Article 11. Mandatory Retransfers of Special Voting Shares	Article 11. Mandatory Retransfers of Special Voting Shares	Article 11. Mandatory Retransfers of Special Voting Shares

11.1 A Shareholder will no longer be entitled to hold Special Voting Shares and must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following

11.1 A Shareholder will no longer be entitled to hold Special Voting Shares and must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following

11.1 A Shareholder will no longer be entitled to hold Special Voting Shares and must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following

8

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”
circumstances (each a Mandatory Retransfer Event):	circumstances (each a Mandatory Retransfer Event):	circumstances (each a Mandatory Retransfer Event):

a) upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;	a) upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;	a) upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;

b) upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12;	b) upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12;	b) upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12;

c) upon the occurrence of a Change of Control in respect of that Shareholder;	c) upon the occurrence of a Change of Control in respect of that Shareholder;	c) upon the occurrence of a Change of Control in respect of that Shareholder.

d) upon violation of the Qualified Shareholding Obligation; and	~~d) upon violation of the Qualified Shareholding Obligation; and~~

e) upon violation of the Contract Obligation.	~~e) upon violation of the Contract Obligation.~~

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Terms and Conditions for Special Voting Shares (Appendix 1)	Terms and Conditions for Special Voting Shares (Appendix 1)	Terms and Conditions for Special Voting Shares (Appendix 1)

1.1 In these SVS Terms the following words and expressions shall have the following meanings set out below, except if the context requires otherwise:	1.1 In these SVS Terms the following words and expressions shall have the following meanings set out below, except if the context requires otherwise:	1.1 En estos Términos SVS las siguientes palabras y expresiones tendrán los siguientes significados, salvo que el contexto requiera otra cosa:

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Contract Obligation means the obligation of each Shareholder as referred to in Article 42.2 of the Articles.	~~Contract Obligation means the obligation of each Shareholder as referred to in Article 42.2 of the Articles.~~

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Qualified Shareholding Obligation means the obligation of each Shareholder as referred to in Article 42.1 of the Articles.	~~Qualified Shareholding Obligation means the obligation of each Shareholder as referred to in Article 42.1 of the Articles.~~

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9

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and conditions of the initial procedure for allocating special voting shares A - Mediaset”
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)
Article 6. Loyalty Register Registration Procedure	Article 6. Loyalty Register Registration Procedure	Article 6. Loyalty Register Registration Procedure

[omissis]	[omissis]	[omissis]

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and — subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) — the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and ~~— subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) —~~ the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

[omissis]	[omissis]	[omissis]

“Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)
Article 6. Loyalty Register Registration Procedure	Article 6. Loyalty Register Registration Procedure	Article 6. Loyalty Register Registration Procedure

[omissis]	[omissis]	[omissis]

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and — subject to the requesting shareholder meeting the

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and ~~— subject to the requesting shareholder meeting the~~

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and the holder thereof will receive one Special Voting

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This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”

Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) — the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

~~Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) —~~ the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

Share A per each Qualifying Ordinary Share held.

[omissis]	[omissis]	[omissis]

(ii)                                  Amend the definition of “acting in concert” under article 1.1 of the Proposed Articles of Association (first definition), in the terms reflected below:

Proposed Articles of Association
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)
Article 1. Definitions and interpretation	Article 1. Definitions and interpretation	Article 1. Definitions and interpretation

1.1 In this Articles of Association, the following terms have the following meanings:	1.1 In this Articles of Association, the following terms have the following meanings:	1.1 En los presentes Estatutos Sociales, los siguientes términos revisten los siguientes significados:

Acting In Concert has the meaning given to it in 1:1 of the Act on Financial Supervision, being understood that similar voting behaviour, holding meetings to coordinate voting and joint public announcements will be considered Acting In Concert.

Acting In Concert has the meaning given to it in 1:1 of the Act on Financial Supervision~~, being understood that similar voting behaviour, holding meetings to coordinate voting and joint public announcements will be considered Acting In Concert.~~

Acting In Concert has the meaning given to it in 1:1 of the Act on Financial Supervision.

[omissis]	[omissis]	[omissis]

(iii)                               Remove the statutory threshold (set at 25% of the voting rights) that triggers the obligation to make a public takeover bid contained in article 43 (which, with the amendment described in paragraph (i) above would become article 42) of the Proposed Articles of Association, in the terms reflected below:

11

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)
Article 43. Mandatory Bid Requirement	~~Article 43.~~ Article 42. Mandatory Bid Requirement	Article 42. Mandatory Bid Requirement

43.1 In addition to any provision of law, any person who, either on its own or together with persons Acting In Concert, acquires or acquired after the seventh day of June two thousand and nineteen, either directly or indirectly, predominant control, shall make a public takeover bid for all the outstanding ordinary shares.

~~43.1~~ 42.1 In addition to any provision of law, any person who, either on its own or together with persons Acting In Concert, acquires or acquired after the seventh day of June two thousand and nineteen, either directly or indirectly, predominant control, shall make a public takeover bid for all the outstanding ordinary shares.

42.1 In addition to any provision of law, any person who, either on its own or together with persons Acting In Concert, acquires or acquired after the seventh day of June two thousand and nineteen, either directly or indirectly, predominant control, shall make a public takeover bid for all the outstanding ordinary shares.

43.2 The obligation to make a public takeover bid as referred to in paragraph 1 shall lapse if the obliged person loses predominant control within thirty (30) calendar days after the obligation to make a public takeover bid under this Article 43 has become applicable to such person.

~~43.2~~ 42.2 The obligation to make a public takeover bid as referred to in paragraph 1 shall lapse if the obliged person loses predominant control within thirty (30) calendar days after the obligation to make a public takeover bid under this Article ~~43~~ 42 has become applicable to such person.

42.2 The obligation to make a public takeover bid as referred to in paragraph 1 shall lapse if the obliged person loses predominant control within thirty (30) calendar days after the obligation to make a public takeover bid under this Article 42 has become applicable to such person.

43.3 In this Article 43 predominant control means the right to exercise at least (i) twenty-five per cent (25%), or (ii) thirty per cent (30%) of the voting rights in the General Meeting. For the purpose of this provision Shares for which the voting rights and the right to participate in General Meetings are suspended will nevertheless be taken into account when calculating the percentages of predominant control.

~~43.3~~ 42.3 In this Article 42 predominant control means the right to exercise at least ~~(i) twenty-five per cent (25%), or (ii)~~ thirty per cent (30%) of the voting rights in the General Meeting. ~~For the purpose of this provision Shares for which the voting rights and the right to participate in General Meetings are suspended will nevertheless be taken into account when calculating the percentages of predominant control.~~

42.3 In this Article 42 predominant control means the right to exercise at least thirty per cent (30%) of the voting rights in the General Meeting.

43.4 Unless otherwise appears from this Article 43, the definitions and terms used in this Article that relate to the Act on Financial Supervision will be interpreted in accordance with Section 1:1 of

~~43.4~~ 42.4 Unless otherwise appears from this Article ~~43~~ 42, the definitions and terms used in this Article that relate to the Act on Financial Supervision will be interpreted in accordance with Section 1:1

42.4 Unless otherwise appears from this Article 42, the definitions and terms used in this Article that relate to the Act on Financial Supervision will be interpreted in accordance with Section 1:1

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This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association
the Act on Financial Supervision.	of the Act on Financial Supervision.	of the Act on Financial Supervision.

43.5 The public takeover bid that must be made in respect of this Article 43 must further be made in accordance with the provisions of the Act on Financial Supervision and the Public Takeover Bid Decree that apply to a mandatory public takeover bid as referred to in Section 1, paragraph (e), of the Public Takeover Bid Decree or substitute regulations.

~~43.5~~ 42.5 The public takeover bid that must be made in respect of this Article ~~43~~ 42 must further be made in accordance with the provisions of the Act on Financial Supervision and the Public Takeover Bid Decree that apply to a mandatory public takeover bid as referred to in Section 1, paragraph (e), of the Public Takeover Bid Decree or substitute regulations.

42.5 The public takeover bid that must be made in respect of this Article 42 must further be made in accordance with the provisions of the Act on Financial Supervision and the Public Takeover Bid Decree that apply to a mandatory public takeover bid as referred to in Section 1, paragraph (e), of the Public Takeover Bid Decree or substitute regulations.

43.6 Any person who incurs the obligation to make a public takeover bid is obliged to notify the Company of this immediately.	~~43.6~~ 42.6 Any person who incurs the obligation to make a public takeover bid is obliged to notify the Company of this immediately.	42.6 Any person who incurs the obligation to make a public takeover bid is obliged to notify the Company of this immediately.

43.7 Any person who, either on its own or together with any person Acting in Concert, has the obligation to make a public takeover bid under this Article 43 and (a) does not meet or no longer meets the Qualified Shareholding Obligation, and/or (b) does not meet or no longer meets the Contract Obligation, must (i) dispose of the excess number of Shares that have led to the acquisition of predominant control after the seventh day of June two thousand and nineteen or (ii) take any other action which will result in him losing predominant control within five (5) business days upon written request from the Company (the Obligation To Lose Predominant Control).

~~43.7 Any person who, either on its own or together with any person Acting in Concert, has the obligation to make a public takeover bid under this Article 43 and (a) does not meet or no longer meets the Qualified Shareholding Obligation, and/or (b) does not meet or no longer meets the Contract Obligation, must (i) dispose of the excess number of Shares that have led to the acquisition of predominant control after the seventh day of June two thousand and nineteen or (ii) take any other action which will result in him losing predominant control within five (5) business days upon written request from the Company (the Obligation To Lose Predominant Control).~~

43.8 The Board is irrevocably authorised to effectuate the disposal of such number of Shares which will result in the relevant Shareholder losing predominant control if the	~~43.8 The Board is irrevocably authorised to effectuate the disposal of such number of Shares which will result in the relevant Shareholder losing predominant control if the~~

13

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

Obligation To Lose Predominant Control has not been satisfied within a period of five (5) business days from the day that the Company has requested this in writing. The disposal of the Ordinary Shares will take place via the public market against a price obtained in good faith, and the Special Voting Shares will be transferred to the Company for no consideration.

~~Obligation To Lose Predominant Control has not been satisfied within a period of five (5) business days from the day that the Company has requested this in writing. The disposal of the Ordinary Shares will take place via the public market against a price obtained in good faith, and the Special Voting Shares will be transferred to the Company for no consideration.~~

(iv)                              Remove the reinforced majorities provided in the Proposed Articles of Association with regard to the appointment and dismissal of directors and amendments of the articles, consequently amending articles 15.2, 15.6 and 40.1 of the Proposed Articles of Association, and introducing a strengthened majority for the adoption of resolutions aimed at reinserting similar restrictions to those removed under paragraphs (i) to (iii) above, all in the terms reflected below:

Proposed Articles of Association
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)
Article 15. Appointment, Suspension and Removal of Directors	Article 15. Appointment, Suspension and Removal of Directors	Article 15. Appointment, Suspension and Removal of Directors

[omissis]	[omissis]	[omissis]

15.2 The Board will nominate a candidate for each vacant seat. A nomination by the Board will be binding. However, the General Meeting of Shareholders may deprive the nomination of its binding character by a resolution passed with a two-third majority of the votes validly cast without a quorum being required. If the binding nomination is not deprived of its binding character, the person nominated will be deemed appointed. If the nomination is deprived of its binding character, the Board will be allowed to make a new binding nomination.

15.2 The Board will nominate a candidate for each vacant seat. A nomination by the Board will be binding. However, the General Meeting of Shareholders may deprive the nomination of its binding character by a resolution passed with ~~a two-third~~ the majority of the votes validly cast without a quorum being required. If the binding nomination is not deprived of its binding character, the person nominated will be deemed appointed. If the nomination is deprived of its binding character, the Board will be allowed to make a new binding nomination.

15.2 The Board will nominate a candidate for each vacant seat. A nomination by the Board will be binding. However, the General Meeting of Shareholders may deprive the nomination of its binding character by a resolution passed with the majority of the votes validly cast without a quorum being required. If the binding nomination is not deprived of its binding character, the person nominated will be deemed appointed. If the nomination is deprived of its binding character, the Board will be allowed to make a new binding nomination.

[omissis]	[omissis]	[omissis]

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This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

15.6 Each Director may be suspended or removed by the General Meeting of Shareholders at any time. A resolution of the General Meeting of Shareholders to suspend or remove a Director other than pursuant to a proposal by the Board requires a two-third majority of the votes validly cast without a quorum being required. An Executive Director may also be suspended by the Board. A suspension by the Board may at any time be discontinued by the General Meeting of Shareholders.

15.6 Each Director may be suspended or removed by the General Meeting of Shareholders at any time. A resolution of the General Meeting of Shareholders to suspend or remove a Director other than pursuant to a proposal by the Board requires ~~a two-third~~ the majority of the votes validly cast without a quorum being required. An Executive Director may also be suspended by the Board. A suspension by the Board may at any time be discontinued by the General Meeting of Shareholders.

15.6 Each Director may be suspended or removed by the General Meeting of Shareholders at any time. A resolution of the General Meeting of Shareholders to suspend or remove a Director other than pursuant to a proposal by the Board requires the majority of the votes validly cast without a quorum being required. An Executive Director may also be suspended by the Board. A suspension by the Board may at any time be discontinued by the General Meeting of Shareholders.

[omissis]	[omissis]	[omissis]

Article 40. Amendment of the Articles of Association	Article 40. Amendment of the Articles of Association	Article 40. Amendment of the Articles of Association

40.1 The General Meeting may pass a resolution to amend the Articles of Association but only on a proposal of the Board. Any such proposal must be stated in the notice of the General Meeting of Shareholders. A resolution of the General Meeting to amend the Articles of Association requires a majority of not less than two-thirds of the votes validly cast, if less than one-half of the Company’s issued capital is represented at the meeting.

40.1 The General Meeting may pass a resolution to amend the Articles of Association but only on a proposal of the Board. Any such proposal must be stated in the notice of the General Meeting of Shareholders. A resolution of the General Meeting to amend the Articles of Association requires ~~a~~ the majority of ~~not less than two-thirds of~~ the votes validly cast, ~~if less han one-half of the Company’s issued capital is represented at the meeting.~~

However, resolutions of the General Meeting to amend the Articles of Association providing for:

(i)            limitations on the percentage of voting rights to which shareholders may be entitled, either individually or acting in concert with others;

40.1 The General Meeting may pass a resolution to amend the Articles of Association but only on a proposal of the Board. Any such proposal must be stated in the notice of the General Meeting of Shareholders. A resolution of the General Meeting to amend the Articles of Association requires the majority of the votes validly cast.

However, resolutions of the General Meeting to amend the Articles of Association providing for:

(i)             limitations on the percentage of voting shareholders may be entitled, either individually or acting in concert with others;

(ii)          obligations — additional to, or other than those prescribed under applicable law — to make a

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This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

(ii)        obligations — additional to, or other than those prescribed under applicable law — to make a public takeover bid for the company’s shares; or

(iii)    the suspension of the right to attend and/or vote at any General Meeting due to the breach, either actual or challenged, of any contractual agreement between the Company and the Shareholder holding the such participation and/or voting rights, may only be adopted with a three-quarter majority of the votes validly cast, irrespective of the aggregate issued shares attending or represented at such General Meeting.

public takeover bid for the company’s shares; or

(iii)       to attend and/or vote at any breach, either actual or challenged, of any contractual agreement between the Company and the Shareholder holding the such participation and/or voting rights,

may only be adopted with a three-quarter majority of the votes validly cast, irrespective of the aggregate issued shares attending or represented at such General Meeting.

[omissis]	[omissis]	[omissis]

(v)                                 Remove the penalty clause in article 13 of the “Terms and Conditions for Special Voting Shares”, amending that article in the terms shown below:

“Terms and Conditions for Special Voting Shares”
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)

Article 13. Breach, Compensation Payment	~~Article 13. Breach, Compensation Payment~~	[Deleted]

13.1 In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the Compensation Amount), which amount is the average closing price of an Ordinary Share on the Mercato Telematico Azionario of the Borsa Italiana Stock Exchange calculated on the basis of the period of twenty (20) trading days

~~[13.1 In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the Compensation Amount), which amount is the average closing price of an Ordinary Share on the Mercato Telematico Azionario of the Borsa Italiana Stock Exchange calculated on the basis of the period of twenty (20) trading days~~

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This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”
prior to the day of the breach or, if such day is not a Business Day, the preceding Business Day, such without prejudice to the Company’s right to request specific performance.	~~prior to the day of the breach or, if such day is not a Business Day, the preceding Business Day, such without prejudice to the Company’s right to request specific performance.]~~

13.2 Clause 13.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach - so that the provisions of this clause 13 shall be deemed to be a “liquidated damages” clause (schadevergoedingsbeding) and not a “punitive damages” clause (strafbeding).

~~[13.2 Clause 13.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach - so that the provisions of this clause 13 shall be deemed to be a “liquidated damages” clause (schadevergoedingsbeding) and not a “punitive damages” clause (strafbeding).]~~

13.3 To the extent possible, the provisions of section 6:92, subsections 1 and 3 of the Dutch Civil Code shall not apply.	~~[13.3 To the extent possible, the provisions of section 6:92, subsections 1 and 3 of the Dutch Civil Code shall not apply.]~~

(vi)                      Modify the information contained in the Merger Resolution on the identity of the persons expected to be appointed to the board of MFE in the sense that, instead of Messrs Francesca Mariotti and Borja Prado Eulate it is Messrs Alessandra Piccinino and Javier Díez de Polanco who are expected to be appointed. Thus, the board of directors of MFE is expected to be initially composed as follows: Pier Silvio Berlusconi, Marco Giordani, Gina Nieri, Niccolò Querci, Stefano Sala and Paolo Vasile, as executive directors; Marina Berlusconi, Fedele Confalonieri and Danilo Pellegrino, as non-executive directors; and Marina Brogi, Consuelo Crespo Bofil, Alessandra Piccinino, Javier Díez de Polanco and Carlo Secchi, as independent non-executive directors.

Finally, it is stated for the record that this resolution has been adopted in order to regulate or correct potential grounds for challenge to the Merger Resolution approved on 4 September 2019, which it replaces, in accordance with section 204.2 of the Spanish Companies Act in relation to the aspects amended in the documentation attached to the Merger Resolution that was referred to above. Consequently, the Merger Resolution will remain unchanged in all aspects not affected by this amendment.

TWO.- Delegation of powers in relation to the foregoing resolution

The broadest powers for the implementation of this resolution are granted to the board of directors of Mediaset España Comunicación, S.A., in addition to those already granted under

17

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

the delegation of powers resolution adopted under item 4 of the agenda of the extraordinary general meeting held on 4 September 2019.

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This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

REPORT OF THE BOARD OF DIRECTORS OF MEDIASET ESPAÑA COMUNICACIÓN, S.A., ON THE PROPOSED RESOLUTION TO AMEND CERTAIN ITEMS IN THE PROPOSED ARTICLES OF ASSOCIATION OF THE ABSORBING COMPANY, OF THE “TERMS AND CONDITIONS OF THE SPECIAL VOTING SHARES”, OF THE “TERMS AND CONDITIONS FOR THE INITIAL ALLOCATION PROCEDURE OF SPECIAL VOTING SHARES A — MEDIASET”, AND OF THE “ TERMS AND CONDITIONS FOR THE INITIAL ALLOCATION PROCEDURE OF SPECIAL VOTING SHARES A — MEDIASET ESPAÑA”, ALL APPROVED BY THE COMPANY’S EXTRAORDINARY GENERAL MEETING OF 4 SEPTEMBER 2019 AS PART OF THE DOCUMENT ATTACHED TO THE CROSS-BORDER MERGER RESOLUTION OF MEDIASET ESPAÑA COMUNICACIÓN, S.A., MEDIASET ITALIA, S.P.A. AND MEDIASET INVESTMENT, N.V. AND OF THE INFORMATION CONTAINED IN THE AFORESAID MERGER RESOLUTION REGARDING THE IDENTITY OF THE PERSONS WHO ARE EXPECTED TO MAKE UP THE BOARD OF DIRECTORS OF THE ABSORBING COMPANY

I.                                        INTRODUCTION: THE MERGER RESOLUTION, VIVENDI’S OPPOSITION AND THE PLANNED RECTIFICATION

On 4 September 2019, the extraordinary general meeting of Mediaset España Comunicación, S.A. (“Mediaset España” or the “Company”) approved the merger by absorption (the “Merger”) of Mediaset España and Mediaset, S.p.A. (“Mediaset”) by Mediaset Investment N.V. (“DutchCo”), a direct and wholly-owned Dutch subsidiary of Mediaset, whereby Mediaset and Mediaset España will cease to exist and DutchCo will acquire all the assets and liabilities and other legal relations of Mediaset and Mediaset España (the “Merger Resolution”), all as set out in the common draft terms of cross-border merger drawn up by the management boards of Mediaset España, Mediaset, and DutchCo on 7 June 2019 (the “Common Draft Terms of Cross-Border Merger”). When the merger takes effect, DutchCo will be renamed MFE - MEDIAFOREUROPE N.V. (“MFE”)(1).

The Merger Resolution was approved by the aforesaid extraordinary general meeting under item 2 on the agenda, with 190,798,491 votes in favour (76.608 % of the shares represented at the meeting), 57,747,879 votes against (23.187 % of the shares represented at the meeting), and 502,041 abstentions (2.02 % of the shares represented at the meeting). After the extraordinary general meeting to decide on the Merger had been convened, Vivendi S.A. (“Vivendi”) acquired 3,300,000 shares of Mediaset España, equal to 1 % of the Company’s share capital, and voted against the Merger Resolution.

Additionally, Vivendi, in its capacity as a shareholder holding 113,533,301 shares of Mediaset, or 9.61 % of the share capital and 9.98 % of the voting rights, voted against the equivalent merger resolution approved by the extraordinary general meeting of Mediaset held in Italy also on 4 September 2019. Simon Fiduciaria S.p.A. (“SimonFid”), a

(1) The Merger Resolution is available on Mediaset España’s corporate website at www.telecinco.es.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

fiduciary company, to which Vivendi has transferred in trust 226,712,212 shares of Mediaset, equal to 19.19 % of the share capital and 19.94 % of the voting rights, did not take part in that extraordinary general meeting of Mediaset.

The single member of DutchCo (i.e., Mediaset) did not approve the Merger on 4 September 2019, because under Dutch law approval may only take place after the creditors’ opposition period. Now that that period has ended, DutchCo’s single member is expected to approve the Merger shortly.

Vivendi’s opposition at the extraordinary general meetings of Mediaset and Mediaset España that approved the Merger was subsequently manifested in two challenges to the Merger Resolution in Spain and the equivalent merger resolution approved by the extraordinary general meeting of Mediaset in Italy, and in Holland in an action to invalidate certain articles of the proposed articles of association of MFE, attached to the Common Draft Terms of Cross-Border Merger as Appendix 2 (the “Proposed Articles of Association”). Along with these main actions, Vivendi applied for interim relief seeking to suspend the effect of the merger resolutions and has secured that relief both in Italy and in Spain, as discussed in greater detail in section II below.

In view of the situation that has arisen subsequent to the legal actions undertaken by Vivendi in Spain, Italy and Holland, the immediate effect of which has, as stated, been to freeze the Merger (in Spain and in Italy), at its meeting of 22 November 2019, Mediaset’s board of directors agreed to convene an extraordinary general meeting to approve a new resolution (the “Italian Resolution”) with the primary purpose of rectifying or removing certain aspects relating to the corporate governance of DutchCo that might affect or prevent the merger resolution adopted on 4 September 2019 from having effect. This extraordinary general meeting is scheduled to take place in Italy on 10 January 2020.

In its report attached to the proposed Italian Resolution, Mediaset’s board of directors has reiterated its conviction that the merger resolution as adopted is entirely valid, that the operation as a whole and its strategic direction are lawful, and that the operation will be beneficial to the shareholders and other stakeholders of the companies concerned. Nevertheless, with a view to facilitating the Merger (its main objective) and in accordance with the conciliation proposal made by the Italian court hearing the interim relief proceedings in Italy (see below II(e)(iii)), the board has considered it appropriate to delete or amend certain provisions of the documents attached to the original merger resolution, essentially in reference to the following documents: (i) the Proposed Articles of Association, (ii) the “Terms and Conditions of the Special Voting Shares” (called the “Términos y Condiciones SVS” in the Spanish translation of the Proposed Articles of Association), (iii) the “Terms and Conditions for the Initial Allocation procedure of Special Voting Shares A — Mediaset”, and (iv) the “ Terms and Conditions for the Initial Allocation procedure of Special Voting Shares A — Mediaset España”.(2) Mediaset has

(2) The report has been drawn up in accordance with section 125 of Legislative Decree No. 58 of 24 February 1998 and, since Mediaset’s shares are traded on the Mercato Telematico Azionario organised and managed by Borsa Italiana S.p.A., with Articles 72 and 84-ter and with Annex 3A of Consob Regulation No. 11971 of 14 May 1999 (the “Issuers Regulation”). The report has been drawn up as an integral part of the explanatory report issued on 7 June 2019 by Mediaset’s board of directors in accordance with section 2501

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

taken this decision on the understanding that if it amends the contested merger resolution by deleting those provisions which the Italian court considered might be questionable and suggested eliminating at the preliminary hearing of, or prima facie in, the interim relief proceedings, the court might ultimately agree that the merger resolution, thus rectified, is not abusive and accordingly withdraw the provisional injunction granted and thereby allow the Merger to go forward in Italy.

Mediaset España’s board of directors also takes exception to Vivendi’s arguments and remains convinced of the lawfulness of the Merger Resolution in its entirety although, like Mediaset’s board of directors, it holds the view that preserving the Merger and putting it into effect quickly should remain the priority. This will be discussed in more detail below. Therefore, the board of directors of Mediaset España supports the action taken by the board of Mediaset and proposes that the Company’s general meeting should approve a new resolution like the one to be approved by Mediaset. The basic objective of this measure is to allow the Merger to proceed by deleting from the documents attached to the Merger Resolution the provisions Vivendi has cited as grounds for its challenge and which the courts hearing the challenge in various jurisdictions, even if just on prima facie examination during the interim relief proceedings, have held to be questionable.

Since the Merger involves three parties, the effectiveness of the resolution to be approved by the extraordinary general meeting of Mediaset España will be made conditional on approval of the same amendments to the above-mentioned documents by the other companies taking part in the Merger.

This report (the “Report”) has been prepared by the board of directors of Mediaset España to explain the proposed resolution to be submitted to the extraordinary general meeting of Mediaset España and can be regarded as a supplement to the report drawn up by Mediaset España’s board on 7 June 2019 pursuant to Article 95 of Directive (EU) 2017/1132 of the European Parliament and of the Council of 14 June 2017 relating to certain aspects of company law and to section 33 of Spanish Law 3/2009 of 3 April 2009 on the Structural Modifications of Enterprises [Ley 3/2009, de 3 de abril, sobre modificaciones estructurales de las sociedades mercantiles] (the “SME Act”) issued on 18 June 2019 (the “Common Merger Plan”), to explain the content of the Common Draft Terms of Cross-Border Merger (in particular, the share swap ratio) in more detail and to consider the main legal and financial aspects of the Merger and the broader operation encompassing it.

Both the Common Draft Terms of Cross-Border Merger and the Common Merger Plan are available on Mediaset España’s corporate website www.telecinco.es.

II.                                   LEGAL ACTIONS BROUGHT BY VIVENDI

To more comprehensively explain the basis and content of the proposed resolution that Mediaset España’s board is submitting to Mediaset España’s general meeting and is the quinquies of Italy’s Civil Code, section 8 of Legislative Decree No. 108 of 30 May 2008 and Article 70.2 of the Issuers Regulation and in accordance with Model No. 1 of Annex 3A to the Issuers Regulation to explain and support the Common Draft Terms of Cross-Border Merger from a legal standpoint and an economic standpoint. These reports are available on Mediaset’s corporate website www.mediaset.it.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

focus of this Report (the “Proposed Resolution”), we must run over the events that have taken place since the extraordinary general meeting of Mediaset España held on 4 September 2019, which, as we have said, approved the Merger Resolution.

(a)                                 At the general meetings of Mediaset and Mediaset España, Vivendi criticised the reasons for and purposes of the Merger as well as the proposed corporate governance structure of MFE. Specifically, at the general meeting of Mediaset, Vivendi stated that “it would use every legal remedy in every relevant jurisdiction to challenge the lawfulness of the structure of MFE”.

(b)                                 These threats materialised as legal actions in Spain, the Netherlands and Italy. All of these are discussed below, since they are all relevant for the purposes of this Report, inasmuch as the Merger can be consummated only if there are no impediments to it in any of the three jurisdictions. Accordingly:

(i)                                     On 16 September 2019, Vivendi served Mediaset España with a writ of summons challenging the Merger Resolution and the other resolutions approved by Mediaset España’s extraordinary general meeting and applied for an interim injunction against the resolutions with cautionary entry of the complaint on the Commercial Registry (see Mediaset España’s press release of 23 September 2019).

The procedure is held before the Commercial Court No. 2 in Madrid.

(ii)                                  On 19 September 2019, Vivendi served DutchCo with a writ of summons requesting the Commercial Court of Amsterdam to ascertain, as a matter of urgency, the alleged invalidity of articles 13, 42 and 43 of the Proposed Articles (see Mediaset España’s press release of 23 September 2019).

Vivendi withdrew from the urgent procedure on 16 October 2019, but then served DutchCo with a new writ of summons on 29 October 2019, making the same requests as those made in the previous writ of summons no longer on an urgent basis, but, rather, on the merits.

(iii)                               On 3 October 2019, Vivendi served Mediaset with a writ of summons appealing the merger resolution approved at Mediaset’s extraordinary general meeting, and subsequently, on 14 October, it filed for injunctive relief suspending that resolutions. SimonFid did the same on 11 and 15 October 2019.

(c)                                  In summary, the various claims submitted by Vivendi and SimonFid to the courts of Spain, Italy and the Netherlands:

(i)                                     criticise the Merger and more specifically question its ability to bring about the anticipated benefits in terms of value creation and efficiencies; and

(ii)                                  question the lawfulness of certain articles in the Proposed Articles of Association and in the “Terms and Conditions of the Special Voting Shares”, which in their view conflict with Dutch law, are abusive and detrimental to their position and, more generally, that of the minority shareholders of Mediaset and Mediaset España.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

(d)                                 Specifically, Vivendi and SimonFid challenged the corporate resolutions relating to the Merger approved by Mediaset’s and Mediaset España’s general meetings, which resulted in a corporate governance structure of MFE characterised by:

(i)                                     setting up a system of loyalty shares consisting of allocating special voting shares to long-term shareholders as a reward for their loyalty and commitment, as described in paragraph 3.3.2 of the Common Merger Plan;

(ii)                                  the so-called “Qualified Shareholders Obligation” and “Contractual Obligation”, referred to in article 42 of the Proposed Articles of Association, which operate in conjunction with the penalty scheme expressly laid down in the Proposed Articles of Association in the event of a breach of obligations (articles 13.7 and 43.7 of the Proposed Articles of Association);

(iii)                               a threshold of 25% of voting rights which, if exceeded, would trigger the obligation to make a public offer to acquire MFE, in addition to the threshold of 30 % of voting rights (the threshold legally stipulated by Dutch law), as prescribed in article 43 of the Proposed Articles of Association (the “Conventional MTO Threshold”);

(iv)                              the so-called binding appointment mechanism, i.e. a mechanism whereby the outgoing board of directors will appoint the board members of MFE (binding appointment) unless the general meeting objects to the appointment in a resolution approved by two-thirds of the valid votes cast; similarly, board members may be suspended or removed by the general meeting at any time by a two-thirds majority (article 15 of the Proposed Articles of Association);

(v)                                 the composition of the board of directors of MFE after the Merger is completed; and

(vi)                              the penalty clause envisaged in article 13 of the “Terms and Conditions of the Special Voting Shares”.

In Vivendi’s and SimonFid’s view, not shared by this board of directors, these measures and provisions would be detrimental to them without due cause and in any case would be contrary to Dutch law and to the best practices of publicly traded Dutch companies.

(e)                                  The current status of the legal proceedings is as follows:

(i)                                     Spain: in the proceedings dealing with the substance of the matter subsequent to Vivendi’s claim, served on the Company on 16 September 2019, Mediaset España submitted its response to the claim on 18 October 2019, and the preliminary hearing preceding the trial has been scheduled for 15 January 2020.

In the interim relief proceedings, following the hearing held on 2 October 2019, the court issued an order on 10 October 2019 partially accepting the injunctive relief measures requested by Vivendi and ordering the corporate resolutions concerning the Merger approved by the extraordinary general meeting of Mediaset España held on 4 September 2019 to be provisionally

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

suspended and the claim to be provisionally entered on the Commercial Registry.

On 8 November, Mediaset España lodged an appeal for review against that order with Section 28 of the Provincial Appellate Court of Madrid.

(ii)                                  The Netherlands: on 16 October 2019, DutchCo submitted its response in the interim relief proceedings brought by Vivendi. Subsequently, also on 16 October 2019, Vivendi withdrew its interim claim. On 31 October 2019 the court denied DutchCo’s petition for Vivendi to pay the costs of the interim relief proceedings.

As previously mentioned, on 29 October 2019, Vivendi notified DutchCo of a new writ of summons petitioning for nullity of the provisions of the articles of association previously contested in the application for interim relief. The new proceedings formally commenced on 27 November 2019 with the receipt by the Dutch judge of the claim and the accompanying documentation and it is expected that the court will soon summon DutchCo to answer the claim.

(iii)                               Italy: the challenges instituted by Vivendi and SimonFid to have the Merger Resolution approved by the extraordinary general meeting of Mediaset invalidated have been joined and are pending with the court in Milan. The first hearing has been scheduled for 21 January 2020.

In the interim relief proceedings subsequent to the hearing held on 30 October, pursuant to section 2378.4 of Italy’s Civil Code, the Italian court hearing the proceedings invited the parties to reach an amicable settlement concluding the suit on 4 November and suggested that the general meetings of Mediaset and Mediaset España should approve the relevant resolutions aimed at:

•                  deleting the provisions relating to the “Qualified Shareholders Obligation” and the “Contractual Obligation” in articles 42 and 43 of the Proposed Articles of Association and the Conventional MTO Threshold in article 13.7 of the Proposed Articles of Association; and

•                  deleting the references to the “Qualified Shareholders Obligation” and the “Contractual Obligation” from the “Terms and Conditions of the Special Voting Shares” and the penalty clause article 13 of those Terms and Conditions.

At the hearing before the Italian court on 30 October, Mediaset stated that it was willing to consider the court’s suggestion to approve a new resolution in the terms suggested by the court pursuant to section 2377.8 of Italy’s Civil Code, which allows alleged defects in the Merger Resolution initially approved to be rectified. Vivendi and SimonFid reserved their right to examine the proposal.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

The parties agreed to postpone the hearing to explore the possibility of conciliation and the Tribunal scheduled a new hearing for 22 November 2019. The effectiveness of the resolution was suspended until that date “pending any other measure issued at the end of that hearing”. On 22 November, at the request of both parties, the Italian court postponed holding the hearing scheduled for that date until 29 November 2019 to enable the parties to try to settle the dispute amicably, and the merger resolution remained provisionally suspended until the hearing was held.

In the meantime, as indicated in section I above, on 22 November the board of directors of Mediaset agreed to call an extraordinary general meeting of shareholders for the purpose indicated in that section.

III.                              BASIS FOR THE PROPOSED RESOLUTION

The board of directors of Mediaset España strongly disagrees with the order issued by the Madrid court on 10 October and with the allegations made by Vivendi and SimonFid in the proceedings referred to above.

The board remains convinced of the lawfulness and strategic nature of the Merger and of the overall operation encompassing it for the reasons set out in the documents released by Mediaset España and made available to shareholders in the terms of and according to the procedures currently required by law. In this respect, by way of example, mention is made of the following documents posted on Mediaset España’s corporate website (www.telecinco.es):

(i)            Mediaset and Mediaset España’s joint press release (released on 7 June 2019);

(ii)           the Common Draft Terms of Merger set out in the Annexes (released on 18 June 2019);

(iii)          the Common Merger Plan (released on 18 June 2019);

(iv)          the report concerning the Merger drawn up by Mediaset’s board of directors (released on 18 June 2019);

(v)           the report on the Merger drawn up by DutchCo’s board of directors (released on 18 June 2019); and

(vi)          the information on the main aspects of the operation prepared by Mediaset España in question-and-answer-format before the extraordinary general meeting of Mediaset España held on 4 September 2019 in accordance with section 520 of Spain’s Companies Act [Ley de Sociedades de Capital] (released on 3 July 2019).

Mediaset España has also had the chance to defend the importance and strategic necessity of the Merger in the legal proceedings, going into greater depth and providing further details on the strategic rationale for the operation as a whole. Below is a summary of the reasons why the Merger is necessary, a priority, and urgent to respond to the strategic challenges faced by the Mediaset group.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

As stated in the Report on the Common Merger Plan, from a strategic, operational, and business standpoint, the purpose of the Merger is to create a pan-European communications and entertainment media group capable of taking a leading position in its local markets, having a larger scale with which to compete, and having the potential for further expansion in specific countries throughout Europe. A long-term project aimed at fostering a leader in Europe for communications media which, by serving as a magnet for national companies, can compete with the largest international broadcasters in the world market to generate growth and value, benefitting the companies involved, their shareholders, and other stakeholders.

Therefore, the project is intended to be dynamic and forward-looking in pursuit of the dual objective of: (i) giving MFE the means to operate as an equal in conditions that are increasingly defined by the presence of competitors and customers operating worldwide and hence apt for operators capable of providing access to various markets, while at the same time (ii) taking on a major role in a more than likely future scenario of consolidation of the European audiovisual communications media industry. This objective is wholly consistent with the global situation, which has shown that, in a sector driven by constant technical advances and strong international competition from multinational groups, operations aimed at achieving growth and at creating synergies between medium-sized companies and strategic alliances have become essential.

In this regard, over the past five years Mediaset and Mediaset España have built a solid relationship with the German television broadcaster “ProSiebenSat.1 Media SE” (“ProSiebenSat.1”) within the European Media Alliance (EMA). As stated in section 1.1 of the report on the Common Merger Plan, on 29 May 2019 Mediaset announced the acquisition of a 9.6% stake in ProSiebenSat.1, equal to 9.9% of the voting rights when treasury shares have been subtracted. In addition, on 11 November 2019, Mediaset España announced the acquisition of a further 5.5% stake in ProSiebenSat.1 (see the Mediaset-related relevant event dated 12 November 2019). Mediaset’s total stake in ProSiebenSat.1 thus comes to 15.1% of the German broadcaster’s corporate share capital.

Mediaset España firmly believes in the future of Europe’s communications media industry. The investment in ProSiebenSat.1 is an important step in creating an independent European television, content, and digital technology power and thereby improving Europe’s competitive standing in the world market. Scale is becoming a critical strategic factor. Mediaset España is convinced that a pan-European response to growing competition and the coming technological challenges is needed. Economies of scale will allow all European broadcasters to compete on equal terms, taking advantage of their respective leading positions in linear and non-linear entertainment, content, technology, and data. In the future, pan-European structures will help create the scale needed to be more attractive to advertising, to invest in cutting-edge technology, and focus on producing competitive content along with a broader à la carte digital supply. ProSiebenSat.1 has significant potential for growth. The Mediaset group is convinced that its investment in ProSiebenSat.1 will make it possible to further strengthen its ties to the company on the path to generating substantial value in the German and European markets.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

In addition to these strategic objectives, there are tangible economic advantages for all shareholders in the form of unlocking the synergies referred to in the above-mentioned documents, estimated at approximately EUR 100-110 million (pre-tax) over the next four years (from 2020 to 2023), for a current net value of approximately EUR 800 million.

In short, the Merger will enable the Mediaset group to direct all available resources towards a coordinated growth strategy, optimise additional resources from outside the group, increase the volume of domestic transactions, and, foreseeably, also achieve the synergies that have been identified in recent years; issue loyalty shares to enhance the stability of the shareholding equity in question, so that the company can maintain a consistent strategic course in such a changing, competitive and uncertain environment; further, the new institutional framework will be conducive to the higher capitalisation needed to undertake new investments, enlarge the scope of the company, and enter different national markets so as to be able to achieve greater economies of scale and reach. Transferring the location of MFE to the Netherlands is a response to the specific need to find an appropriate neutral territory to be able to effect potential integration with other national media companies in Europe in the future. In fact, given that internationalisation of the Mediaset group is the core reason for the entire project, the choice of the place of business for MFE has resulted in a search for an appropriate ecosystem for future international expansion that accordingly would: (i) provide flexibility in the area of governance; (ii) provide a high degree of legal certainty in terms of contractual/business relationships, that would be universally recognised as a legal system that offers broad-based protection for investors; and (iii) benefit from widespread international recognition from the foreign investors and operators with which MFE intends to work within the framework of integration, joint ventures, strategic alliances and so forth.

The Netherlands provides one of the world’s best legal environments. In terms of both the quality rating (the Rule of Law Index assessed by the World Justice Project) and the specific component of the Global Competitiveness Report on the efficiency of the legal and court systems in settling corporate conflicts, it scores appreciably higher than Italy, France and Spain. Therefore, it is clear that the Merger is essential to the future of the Mediaset group and to all its shareholders and other stakeholders, who would, in the opinion of Mediaset España’s board of directors, be seriously impaired if the Merger is not carried out.

Having all the foregoing considerations in mind, Mediaset España’s board of directors has carefully assessed the various events that have taken place since the Merger was approved by the general meetings of Mediaset España and Mediaset, in particular the conclusions set out in the order issued by the court in Madrid, the proposed conciliation suggested by the court in Milan, and, more generally, the objections raised by Vivendi and SimonFid. Despite reiterating its opinion that all the provisions in the Proposed Articles of Association and the other documents listed in section 2 of this Report are wholly lawful and are in keeping with the specific legitimate interest of the companies taking part in the Merger, Mediaset España’s board of directors has reached the conclusion that immediate consummation of the Merger must take priority over the individual provisions concerned, which are not essential to the operation, and hence their absence will not vitiate the strategic direction and legal and economic rationale for the operation as a whole.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Therefore, in order to achieve that primary objective, the Company’s board of directors has decided to support the strategy proposed by Mediaset’s board and proposes that the general meeting approve the amendments suggested by the court in the interim relief proceedings being held in Milan and certain other considerations of Mediaset’s board in Italy in view of the order issued by the Spanish court in the application for interim relief. Furthermore, the Company’s board (like Mediaset’s board) intends to propose that the general meeting approve additional amendments to ensure that the provisions being deleted will not be reinstated unless there is backing from a highly qualified majority so as to put the minds of shareholders and authorities at rest regarding the durability of these decisions in the future. As only stands to reason, Mediaset España’s board of directors has taken this decision on the understanding and in the expectation that after the Proposed Resolution has been approved and the main grounds for the challenge have been removed, Commercial Court No. 2 in Madrid will set aside or cancel the injunctive relief measures that it has ordered and thereby allow the Merger to go forward. It is the understanding of the board that this is the intent of a broad majority of shareholders.

Approval of the Proposed Resolution by the Company’s extraordinary general meeting in the terms decided by the board of directors will not affect the substance of the Merger Resolution, which will remain substantially unaltered in all its essential terms. The Proposed Resolution merely eliminates or amends certain ancillary and merely optional provisions in the documents attached to the Merger Resolution in order to rectify the potential or hypothetical defects put forward in Vivendi’s challenge, and this is in conformity with the doctrine of rectifying corporate resolutions by replacing or partially replacing resolutions or parts of resolutions that are purported to be defective and hence invalid (cf. section 204.2 of Spain’s Companies Act). The details of each of the proposed amendments is set out below together with the specific reasons supporting each one.

IV.                               PURPOSE OF THE PROPOSED RESOLUTION

The Proposed Resolution being submitted to the shareholders for their consideration specifically encompasses the following amendments:

(i)                                     Deleting all references to the “Qualified Shareholders Obligation” and the “Contractual Obligation” and to the associated penalty scheme expressly laid down in the Proposed Articles of Association for cases of breach of those obligations from the Proposed Articles of Association, the “Terms and Conditions of the Special Voting Shares”, the “ Terms and Conditions for the Initial Allocation procedure of Special Voting Shares A - Mediaset” and the “ Terms and Conditions for the Initial Allocation procedure of Special Voting Shares A - Mediaset España”. For that purpose it is proposed to:

•                                          amend or delete articles 13.7, 42, and 43.7 (in reference to article 43, see item (iii) below) from the Proposed Articles of Association;

•                                          amend articles 4.4, 5.3, 6.3, 7.3, 8.4, 11.1(d) and (e) from the “Terms and Conditions of the Special Voting Shares” and article 1.1 of Annex 1 of the “Terms and Conditions of the Special Voting Shares”; and

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

•                                          amend paragraph 6 in each of the two “Terms and Conditions for the Initial Allocation procedure of Special Voting Shares A”

in the terms set out below:

Proposed Articles of Association
Text of the Merger Resolution	Text of the Proposed Resolution
Article 13) Certain stipulations concerning Special Voting Shares	Article 13) Certain stipulations concerning Special Voting Shares

[omissis]	[omissis]

13.7 A person holding Ordinary Shares who (i) applies for deregistration of Ordinary Shares in his name from the Loyalty Register, (ii) transfers Ordinary Shares to any other person, (iii) has become the subject of an event in which control over that person is acquired by another person, (iv) does not meet or no longer meets the Qualified Shareholding Obligation, or (v) does not meet or no longer meets the Contract Obligation, all as set out in more detail in Article 42 and in the SVS Terms, must transfer its Special Voting Shares to the Company or a special purpose entity as referred to in Article 13.6, except if and insofar as provided otherwise in the SVS Terms. If and for as long as a Shareholder is in breach with such obligation, the voting rights and the right to participate in General Meetings relating to the Special Voting Shares to be so offered and transferred will be suspended. The Company will be irrevocably authorised to effectuate the offer and transfer on behalf of the Shareholder concerned.

13.7 A person holding Ordinary Shares who (i) applies for deregistration of Ordinary Shares in his name from the Loyalty Register, (ii) transfers Ordinary Shares to any other person, or (iii) has become the subject of an event in which control over that person is acquired by another person, ~~(iv) does not meet or no longer meets the Qualified Shareholding Obligation, or (v) does not meet or no longer meets the Contract Obligation, all as set out in more detail in Article 42 and in the SVS Terms~~, must transfer its Special Voting Shares to the Company or a special purpose entity as referred to in Article 13.6, except if and insofar as provided otherwise in the SVS Terms. If and for as long as a Shareholder is in breach with such obligation, the voting rights and the right to participate in General Meetings relating to the Special Voting Shares to be so offered and transferred will be suspended. ~~The Company will be irrevocably authorised to effectuate the offer and transfer on behalf of the Shareholder concerned.~~

[omissis]	[omissis]

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Article 42) Obligations of the Shareholders	~~Article 42) Obligations of the Shareholders~~

42.1 No Shareholder, nor any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge), may hold, on its own or together with Affiliates or any other person, directly and/or indirectly — at any time — a participation in the Company representing a percentage of the outstanding share capital and/or voting rights of the Company which (a) is in excess of what is permitted to be held by such persons by any provision of law (including rules and regulations aiming at safeguarding media pluralism and antitrust laws) issued by any State or Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) or would have been applicable to the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.), and/or (b) is in violation of a decision of any Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) (the Qualified Shareholding Obligation).

~~42.1 No Shareholder, nor any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge), may hold, on its own or together with Affiliates or any other person, directly and/or indirectly — at any time — a participation in the Company representing a percentage of the outstanding share capital and/or voting rights of the Company which (a) is in excess of what is permitted to be held by such persons by any provision of law (including rules and regulations aiming at safeguarding media pluralism and antitrust laws) issued by any State or Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) or would have been applicable to the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.), and/or (b) is in violation of a decision of any Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) (the Qualified Shareholding Obligation).~~

42.2 A Shareholder and any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and	~~42.2 A Shareholder and any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and~~

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

right of pledge) and their Affiliates must at all times obey and act in accordance with any contractual arrangements made between the Company and any such person relating to the Shares held by such person (including for the avoidance of doubt any contractual arrangements inherited from its legal predecessors and originally relating to shares issued by such legal predecessors) (the Contract Obligation).

~~right of pledge) and their Affiliates must at all times obey and act in accordance with any contractual arrangements made between the Company and any such person relating to the Shares held by such person (including for the avoidance of doubt any contractual arrangements inherited from its legal predecessors and originally relating to shares issued by such legal predecessors) (the Contract Obligation).~~

42.3 If and for as long as any person as referred to in Articles 42.1 and/or 42.2 is acting in violation of the Qualified Shareholding Obligation and/or the Contract Obligation, the voting rights and the right to participate in General Meetings attached to all the Shares held by such persons may be suspended by the Board.

~~42.3 If and for as long as any person as referred to in Articles 42.1 and/or 42.2 is acting in violation of the Qualified Shareholding Obligation and/or the Contract Obligation, the voting rights and the right to participate in General Meetings attached to all the Shares held by such persons may be suspended by the Board.~~

42.4 For the purpose of this Article 42 Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing.

~~42.4 For the purpose of this Article 42 Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing.~~

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions of the Special Voting Shares”
Text of the Merger Resolution	Text of the Proposed Resolution
Article 4) Applying for Special Voting Shares — Loyalty Ledger	Article 4) Applying for Special Voting Shares — Loyalty Ledger

[omissis]	[omissis]

4.4 Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above- mentioned documents. The Agent may reject a Request for reasons of incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and assistance required in connection therewith. A Request will be rejected if the Board determines that the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares which will be held in violation of the Qualified Shareholding Obligation.

4.4 Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above- mentioned documents. The Agent may reject a Request for reasons of incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and assistance required in connection therewith. ~~A Request will be rejected if the Board determines that the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares which will be held in violation of the Qualified Shareholding Obligation.~~

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This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Article 5) Allocation of Special Voting Shares A	Article 5) Allocation of Special Voting Shares A

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5.3 On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A. The Board will refuse the issuance of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the acquisition of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.

5.3 On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A. ~~The Board will refuse the issuance of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the acquisition of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.~~

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Article 6) Allocation of Class B Special Voting Shares	Article 6) Allocation of Class B Special Voting Shares

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6.3 On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B. The Board will refuse the conversion of Special Voting Shares A into Special

6.3 On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B. ~~The Board will refuse the conversion of Special Voting Shares A into Special~~

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Voting Shares B if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares A into Special Voting Shares B, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares B which will be held in violation of the Qualified Shareholding Obligation.

~~Voting Shares B if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares A into Special Voting Shares B, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares B which will be held in violation of the Qualified Shareholding Obligation.~~

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Article 7) Allocation of Class C Special Voting Shares	Article 7) Allocation of Class C Special Voting Shares

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7.3 On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C. The Board will refuse the conversion of Special Voting Shares B into Special Voting Shares C if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares B into Special Voting Shares C, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares C

7.3 On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C. ~~The Board will refuse the conversion of Special Voting Shares B into Special Voting Shares C if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares B into Special Voting Shares C, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares C~~

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

which will be held in violation of the Qualified Shareholding Obligation.	~~which will be held in violation of the Qualified Shareholding Obligation.~~

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Article 8) Initial Allocation	Article 8) Initial Allocation

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8.4 The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation. Notwithstanding the aforementioned, the Board will refuse the registration of one or more Ordinary Shares in the Loyalty Register and/or refuse the allocation of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the allocation of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares and/or Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.

8.4 The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation. ~~Notwithstanding the aforementioned, the Board will refuse the registration of one or more Ordinary Shares in the Loyalty Register and/or refuse the allocation of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the allocation of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares and/or Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.~~

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Article 11) Mandatory Reassignment of Special Voting Shares	Article 11) Mandatory Reassignment of Special Voting Shares

11.1 A Shareholder will no longer be entitled to hold Special Voting Shares and	11.1 A Shareholder will no longer be entitled to hold Special Voting Shares and

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following circumstances (each a Mandatory Retransfer Event):

must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following circumstances (each a Mandatory Retransfer Event):

a) upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;	a) upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;

b) upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12;	b) upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12;

c) upon the occurrence of a Change of Control in respect of that Shareholder;	c) upon the occurrence of a Change of Control in respect of that Shareholder;

d) upon violation of the Qualified Shareholding Obligation; and	~~d) upon violation of the Qualified Shareholding Obligation; and~~

e) upon violation of the Contract Obligation.	~~e) upon violation of the Contract Obligation.~~

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“Terms and Conditions of the Special Voting Shares (Annex 1)”
Text of the Merger Resolution	Text of the Proposed Resolution
1.1 In these SVS Terms the following words and expressions shall have the following meanings set out below, except if the context requires otherwise:	1.1 In these SVS Terms the following words and expressions shall have the following meanings set out below, except if the context requires otherwise:

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Contract Obligation means the obligation of each Shareholder as referred to in Article 42.2 of the Articles.	~~Contract Obligation means the obligation of each Shareholder as referred to in Article 42.2 of the Articles.~~

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This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Qualified Shareholding Obligation means the obligation of each Shareholder as referred to in Article 42.1 of the Articles.	~~Qualified Shareholding Obligation means the obligation of each Shareholder as referred to in Article 42.1 of the Articles.~~

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“Terms and Conditions for the Initial Allocation procedure of Special Voting Shares A — Mediaset”
Text of the Merger Resolution	Text of the Proposed Resolution
6. Procedure for registration in the Loyalty Ledger	6. Procedure for registration on the Loyalty Register

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After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and — subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) — the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and — ~~subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) —~~ the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

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This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for the Initial Allocation procedure of Special Voting Shares A — Mediaset España”
Text of the Merger Resolution	Text of the Proposed Resolution
6. Procedure for registration in the Loyalty Ledger	6. Procedure for registration in the Loyalty Ledger

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After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and — subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) — the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and ~~— subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) —~~ the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

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(ii)          Amending the definition of “acting in concert” in article 1.1 of the Proposed Articles of Association (first definition) so that the meaning of that phrase is limited to the meaning it is given in the statutory provision referred to in the definition itself. To that effect, it is proposed to amend article 1.1 of the Proposed Articles of Association as follows:

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association
Text of the Merger Resolution	Text of the Proposed Resolution
Article 1) Definitions and Interpretation	Article 1) Definitions and Interpretation

1.1 In this Articles of Association, the following terms have the following meanings:	1.1 In this Articles of Association, the following terms have the following meanings:

Acting In Concert has the meaning given to it in 1:1 of the Act on Financial Supervision, being understood that similar voting behaviour, holding meetings to coordinate voting and joint public announcements will be considered Acting In Concert.

Acting In Concert has the meaning given to it in 1:1 of the Act on Financial Supervision, ~~being understood that similar voting behaviour, holding meetings to coordinate voting and joint public announcements will be considered Acting In Concert.~~

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(iii)       Deleting the Conventional MTO Threshold (set at 25% of the voting rights) from the Proposed Articles of Association to bring the threshold into line with Dutch law (i.e. a single 30% threshold). To that effect, it is proposed to amend article 43 (which, subsequent to the amendment described in paragraph (i) above is to be renumbered as article 42) of the Proposed Articles of Association as follows:

Proposed Articles of Association
Text of the Merger Resolution	Text of the Proposed Resolution
Article 43) Mandatory Takeover Bids	~~Article 43)~~ Article 42 Mandatory Takeover Bids

43.1 In addition to any provision of law, any person who, either on its own or together with persons Acting In Concert, acquires or acquired after the seventh day of June two thousand and nineteen, either directly or indirectly, predominant control, shall make a public takeover bid for all the outstanding ordinary shares.

~~43.1~~ 42.1 In addition to any provision of law, any person who, either on its own or together with persons Acting In Concert, acquires or acquired after the seventh day of June two thousand and nineteen, either directly or indirectly, predominant control, shall make a public takeover bid for all the outstanding ordinary shares.

43.2 The obligation to make a public takeover bid as referred to in paragraph 1 shall lapse if the obliged person loses predominant control within thirty (30) calendar days after the obligation to make a public takeover bid under this Article 43 has become applicable to such person.

~~43.2~~ 42.2 The obligation to make a public takeover bid as referred to in paragraph 1 shall lapse if the obliged person loses predominant control within thirty (30) calendar days after the obligation to make a public takeover bid under this Article ~~43~~ 42 has become applicable to such person.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

43.3 In this Article 43 predominant control means the right to exercise at least (i) twenty-five per cent (25%), or (ii) thirty per cent (30%) of the voting rights in the General Meeting. For the purpose of this provision Shares for which the voting rights and the right to participate in General Meetings are suspended will nevertheless be taken into account when calculating the percentages of predominant control.

~~43.3~~ 42.3 In this Article 42 predominant control means the right to exercise at least ~~(i) twenty-five per cent (25%), or (ii)~~ thirty per cent (30%) of the voting rights in the General Meeting. ~~For the purpose of this provision Shares for which the voting rights and the right to participate in General Meetings are suspended will nevertheless be taken into account when calculating the percentages of predominant control.~~

43.4 Unless otherwise appears from this Article 43, the definitions and terms used in this Article that relate to the Act on Financial Supervision will be interpreted in accordance with Section 1:1 of the Act on Financial Supervision.

~~43.4~~ 42.4 Unless otherwise appears from this Article ~~43~~ 42, the definitions and terms used in this Article that relate to the Act on Financial Supervision will be interpreted in accordance with Section 1:1 of the Act on Financial Supervision.

43.5 The public takeover bid that must be made in respect of this Article 43 must further be made in accordance with the provisions of the Act on Financial Supervision and the Public Takeover Bid Decree that apply to a mandatory public takeover bid as referred to in Section 1, paragraph (e), of the Public Takeover Bid Decree or substitute regulations.

~~43.5~~ 42.5 The public takeover bid that must be made in respect of this Article ~~43~~ 42 must further be made in accordance with the provisions of the Act on Financial Supervision and the Public Takeover Bid Decree that apply to a mandatory public takeover bid as referred to in Section 1, paragraph (e), of the Public Takeover Bid Decree or substitute regulations.

43.6 Any person who incurs the obligation to make a public takeover bid is obliged to notify the Company of this immediately.	~~43.6~~ 42.6 Any person who incurs the obligation to make a public takeover bid is obliged to notify the Company of this immediately.

43.7 Any person who, either on its own or together with any person Acting in Concert, has the obligation to make a public takeover bid under this Article 43 and (a) does not meet or no longer meets the Qualified Shareholding Obligation, and/or (b) does not meet or no longer meets the Contract Obligation, must (i) dispose of the excess number of Shares that have led to the acquisition of predominant control after the seventh day

~~43.7 Any person who, either on its own or together with any person Acting in Concert, has the obligation to make a public takeover bid under this Article 43 and (a) does not meet or no longer meets the Qualified Shareholding Obligation, and/or (b) does not meet or no longer meets the Contract Obligation, must (i) dispose of the excess number of Shares that have led to the acquisition of predominant control after the seventh day~~

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

of June two thousand and nineteen or (ii) take any other action which will result in him losing predominant control within five (5) business days upon written request from the Company (the Obligation To Lose Predominant Control).

~~of June two thousand and nineteen or (ii) take any other action which will result in him losing predominant control within five (5) business days upon written request from the Company (the Obligation To Lose Predominant Control).~~

43.8 The Board is irrevocably authorised to effectuate the disposal of such number of Shares which will result in the relevant Shareholder losing predominant control if the Obligation To Lose Predominant Control has not been satisfied within a period of five (5) business days from the day that the Company has requested this in writing. The disposal of the Ordinary Shares will take place via the public market against a price obtained in good faith, and the Special Voting Shares will be transferred to the Company for no consideration.

~~43.8 The Board is irrevocably authorised to effectuate the disposal of such number of Shares which will result in the relevant Shareholder losing predominant control if the Obligation To Lose Predominant Control has not been satisfied within a period of five (5) business days from the day that the Company has requested this in writing. The disposal of the Ordinary Shares will take place via the public market against a price obtained in good faith, and the Special Voting Shares will be transferred to the Company for no consideration.~~

(iv)      Eliminating the qualified majorities stipulated in the Proposed Articles of Association for the appointment and removal of directors and certain amendments to MFE’s Articles of Association. To that effect, it is proposed to:

•                            amend articles 15.2, 15.6, and 40.1 of the Proposed Articles of Association; and

•                            add a qualified majority for approving resolutions intended to reinstate restrictions similar to those to be deleted under paragraphs (i) and (iii) above in MFE’s Articles of Association in the terms set out below:

Proposed Articles of Association
Text of the Merger Resolution	Text of the Proposed Resolution
Article 15) Appointment, Suspension, and Removal of Board Members	Article 15) Appointment, Suspension, and Removal of Board Members

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This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

15.2 The Board will nominate a candidate for each vacant seat. A nomination by the Board will be binding. However, the General Meeting of Shareholders may deprive the nomination of its binding character by a resolution passed with a two-third majority of the votes validly cast without a quorum being required. If the binding nomination is not deprived of its binding character, the person nominated will be deemed appointed. If the nomination is deprived of its binding character, the Board will be allowed to make a new binding nomination.

15.2 The Board will nominate a candidate for each vacant seat. A nomination by the Board will be binding. However, the General Meeting of Shareholders may deprive the nomination of its binding character by a resolution passed with ~~a two-third~~ the majority of the votes validly cast without a quorum being required. If the binding nomination is not deprived of its binding character, the person nominated will be deemed appointed. If the nomination is deprived of its binding character, the Board will be allowed to make a new binding nomination.

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15.6 Each Director may be suspended or removed by the General Meeting of Shareholders at any time. A resolution of the General Meeting of Shareholders to suspend or remove a Director other than pursuant to a proposal by the Board requires a two-third majority of the votes validly cast without a quorum being required. An Executive Director may also be suspended by the Board. A suspension by the Board may at any time be discontinued by the General Meeting of Shareholders.

15.6 Each Director may be suspended or removed by the General Meeting of Shareholders at any time. A resolution of the General Meeting of Shareholders to suspend or remove a Director other than pursuant to a proposal by the Board requires ~~a two-third~~ the majority of the votes validly cast without a quorum being required. An Executive Director may also be suspended by the Board. A suspension by the Board may at any time be discontinued by the General Meeting of Shareholders.

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Article 40) Amendment of the Articles of Association	Article 40) Amendment of the Articles of Association

40.1 The General Meeting may pass a resolution to amend the Articles of Association but only on a proposal of the Board. Any such proposal must be stated in the notice of the General Meeting of Shareholders. A resolution of the General

40.1 The General Meeting may pass a resolution to amend the Articles of Association but only on a proposal of the Board. Any such proposal must be stated in the notice of the General Meeting of Shareholders. A resolution of the General

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Meeting to amend the Articles of Association requires a majority of not less than two-thirds of the votes validly cast, if less than one-half of the Company’s issued capital is represented at the meeting.

Meeting to amend the Articles of Association requires ~~a~~ the majority of ~~not less than two-thirds of~~ the votes validly cast, ~~if less than one-half of the Company’s issued capital is represented at the meeting.~~

However, resolutions of the General Meeting to amend the Articles of Association providing for:

(i) limitations on the percentage of voting rights to which shareholders may be entitled, either individually or acting in concert with others;

(ii) obligations — additional to, or other than those prescribed under applicable law — to make a public takeover bid for the company’s shares; or

(iii)                            the suspension of the right to attend and/or vote at any General Meeting due to the breach, either actual or challenged, of any contractual agreement between the Company and the Shareholder holding the such participation and/or voting rights, may only be adopted with a three- quarter majority of the votes validly cast, irrespective of the aggregate issued shares attending or represented at such General Meeting.

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(v)         Deleting the penalty clause envisaged in article 13 of the “Terms and Conditions of the Special Voting Shares” and hence article 13 of the “Terms and Conditions of the Special Voting Shares” in its entirety.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Terms and Conditions of the Special Voting Shares
Text of the Merger Resolution	Text of the Proposed Resolution
Article 13) Breach, Payment of Indemnification	~~Article 13) Breach, Payment of Indemnification~~

13.1 In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the Compensation Amount), which amount is the average closing price of an Ordinary Share on the Mercato Telematico Azionario of the Borsa Italiana Stock Exchange calculated on the basis of the period of twenty (20) trading days prior to the day of the breach or, if such day is not a Business Day, the preceding Business Day, such without prejudice to the Company’s right to request specific performance.

~~[13.1 In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the Compensation Amount), which amount is the average closing price of an Ordinary Share on the Mercato Telematico Azionario of the Borsa Italiana Stock Exchange calculated on the basis of the period of twenty (20) trading days prior to the day of the breach or, if such day is not a Business Day, the preceding Business Day, such without prejudice to the Company’s right to request specific performance.]~~

13.2 Clause 13.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach - so that the provisions of this clause 13 shall be deemed to be a “liquidated damages” clause (schadevergoedingsbeding) and not a “punitive damages” clause (strafbeding).

~~[13.2 Clause 13.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach - so that the provisions of this clause 13 shall be deemed to be a “liquidated damages” clause (schadevergoedingsbeding) and not a “punitive damages” clause (strafbeding).]~~

13.3 To the extent possible, the provisions of section 6:92, subsections 1 and 3 of the Dutch Civil Code shall not apply.	~~[13.3 To the extent possible, the provisions of section 6:92, subsections 1 and 3 of the Dutch Civil Code shall not apply.]~~

Additionally, the boards of directors of Mediaset and Mediaset España have taken note of the observations Vivendi and SimonFid have made both in relation to the composition of MFE’s board of directors after the Merger and in relation to the aforesaid board’s procedure for submitting its designations proposals for the renewal, upon expiry, or for replacement of its members. Specifically:

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

(i)             Regarding the composition of MFE’s board of directors after the Merger, the boards of Mediaset and Mediaset España have jointly explored the possibility of modifying the composition announced on 7 June 2019 (which coincides with that described in paragraph 2.2(c) of the Merger Resolution) in order to increase the number of independent directors in line with the Dutch Corporate Governance Code. In consequence, it is proposed to the extraordinary general meeting of Mediaset España, within the Proposed Resolution, to amend the information concerning the identity of the persons who are expected to make up the board of directors of the absorbing company immediately after the effective date of the Merger (MFE), namely, Alessandra Piccinino and Javier Díez de Polanco instead of Francesca Mariotti and Borja Prado Eulate. Thus, the board of directors of MFE is expected to be initially composed as follows: Pier Silvio Berlusconi, Marco Giordani, Gina Nieri, Niccolò Querci, Stefano Sala and Paolo Vasile, as executive directors; Marina Berlusconi, Fedele Confalonieri and Danilo Pellegrino, as non-executive directors; and Marina Brogi, Consuelo Crespo Bofil, Alessandra Piccinino, Javier Díez de Polanco and Carlo Secchi, as independent non-executive directors.

(ii)          As far as the designation proposals by the board of directors of MFE to the shareholders’ meeting for the renewal of its members upon expiry of the first and subsequent terms of office, it is expected that immediately after the Merger effective date, MFE’s board of directors will adopt ad hoc regulations which —with the aim at achieving a greater alignment to the Dutch best practice, and with a view to encourage a greater participation of independent directors— governs (a) the composition of the board of directors and (b) the procedure for proposing designations of new board members in case of renewal, upon expiry, or replacement, so to ensure that, in the long run, the majority of the board of directors be composed of non-executive directors and, among them, the majority be independent (in accordance with the definition laid down in the Dutch Corporate Governance Code) also in case of replacement of single directors.

As before, this is intended solely to facilitate the broadest possible shareholder approval for the project.

Lastly, a proposal is made to confer on the board of directors of Mediaset España the broadest possible authority for executing the resolutions as may be approved by the general meeting, supplementing the authority already conferred under the resolution on conferring authority approved by the extraordinary general meeting held on 4 September 2019 under agenda item 4.

V.                                    IMPACT ON THE RIGHTS OF SHAREHOLDERS AND THIRD PARTIES

Even though the Proposed Resolution referred to in this Report modifies certain aspects of the documentation attached to the Merger Resolution, it does not in any way affect acquired or protected rights of shareholders and third parties under the Merger Resolution. The proposed amendments do not affect the economic aspects of the Merger and impose no restrictions on shareholders. In particular, as occurs in Italy, it does not affect the right of withdrawal, in the sense that dissenting shareholders should be offered that possibility again for two fundamental reasons. One is that the proposed amendments, made at the

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

suggestion of the court to protect minority rights, are objectively unsuitable for harming their position as shareholders in the resulting company after the Merger. The other reason, undoubtedly more decisive, is that the raison d’être of the right of withdrawal does not arise from a particular configuration of the company’s internal rules but, rather, from the cross-border nature of the operation that requires its shareholders to submit to a corporate legislation different to that currently governing the company, a decision that has already been adopted on 4 September and against which they have had the opportunity to exercise their right of objection. It seems indisputable that, together, the shareholders can subsequently change the company’s internal rules in response to the circumstances and even according to preferences they consider appropriate. Specifically, amendments to the articles can be adopted by the majority at any time in the future without having to reopen the withdrawal rights procedure for dissenting shareholders.

In this regard, it should be stressed that the Proposed Resolution (i) only refers to certain specific modifications of the organisational aspects of the corporate structure of MFE, as the company resulting from the Merger and, therefore, (ii) does not affect the cross-border nature of the Merger nor its terms and conditions (other than those indicated above) and (iii) does not meet any of the conditions for the exercise of the right of withdrawal in accordance with section 346 of the Spanish Companies Act [Ley de Sociedades de Capital]. Accordingly, the shareholders of Mediaset España who vote against the Proposed Resolution referred to in this Report, in the same way as the shareholders of Mediaset Italia who do not take part in the adoption of the resolution that will be submitted to the extraordinary general meeting of 10 January 2020 in Italy, will not be entitled to exercise the right of withdrawal.

In any case, considering that the initial estimated date for the liquidation of the withdrawal rights has elapsed due to supervening events and must be postponed for several months at the very least, the board of Mediaset España will open a window to allow shareholders who exercised the right of withdrawal after the Merger announcement published on 10 September 2019 —all minority shareholders— to waive that exercise and, if they wish, reintegrate into the Company within the deadline granted for this purpose.

With regard to the creditors’ rights, the amendments provided for in the Proposed Resolution are not relevant for the purposes of the creditors’ right to object, which will not need to be reopened for similar reasons to those stated above (in Spain or Italy). On the one hand, because the amendments are not objectively appropriate to alter the equity ratios and solvency level of the company resulting from the Merger. And on the other, and above all, because none of these amendments, if adopted subsequently, including the day after the Merger was registered in the Netherlands, would trigger the creditor’s right to object.

Finally, the Proposed Resolution would not in any way alter the considerations made in the report on the Common Merger Plan regarding the employees of Mediaset and Mediaset España.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

VI.                       UPDATED INFORMATION ON THE CONDITIONS PRECEDENT OF THE MERGER

Regarding the conditions precedent of the Merger, as indicated in paragraph 17.1 of the Common Cross-Border Merger Plan as well as in paragraph 3.1.2 of the Common Merger Plan Report, particularly with regard to the overall maximum amount of cash that Mediaset and Mediaset España must pay to their respective shareholders who exercise their right of withdrawal and/or their respective creditors exercising their right to object to the Merger, the following information is reported:

(a)         With reference to Mediaset:

(i)             Following the registration in the Mercantile Registry of Milan of the minutes of the extraordinary general meeting of Mediaset held on 4 September 2019 and registered on 6 September 2019, (i) the term began for the Mediaset shareholders who did not participate in the approval of the Merger to exercise the right of withdrawal granted to them, and (ii) the term began to exercise the right to object to the Merger, granted to Mediaset creditors whose credits originated prior to the date of presentation of the Common Cross-Border Merger Plan.

(ii)          The right to withdraw was exercised in relation to 492,691 Mediaset shares. Neither Vivendi nor SimonFid exercised their withdrawal rights. For their part, none of the creditors of Mediaset raised objections, and the relevant certificate to that effect has been issued by the Court of Milan with jurisdiction in this matter.

(iii)       At the end of the legal rights offering period, the Mediaset shareholders who had not exercised their rights of withdrawal opted to acquire 239,092 shares of Mediaset with respect to which withdrawal rights had been exercised.

(iv)      In accordance with Italian law, the 253,599 shares of Mediaset that remained unsold following the rights offering referred to in paragraph (iii) will be acquired by MFE at the withdrawal price, equivalent to EUR 2.770 per share and, therefore, [sic.].

(b)         With reference to Mediaset España:

(i)             Following the publication in the Official Gazette of the Mercantile Registry of an announcement concerning the approval of the Merger by the general meeting of Mediaset España on 10 September 2019, (i) the term began for the Mediaset España shareholders who voted against the Merger to exercise the right of withdrawal granted to them, and (ii) the term began to exercise the right to object to the Merger, granted to Mediaset España creditors whose credits originated prior to the date of publication of the Common Cross-Border Merger Plan on the Mediaset España corporate website, and that were not overdue or guaranteed on that date.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

(ii)          The right to withdraw was exercised in relation to 39,025,777 Mediaset España shares. Vivendi did not exercise its right of withdrawal in relation to its shares of Mediaset España. None of the creditors objected to the Merger.

(iii)       In accordance with Spanish law, the shares of Mediaset España in relation to which the withdrawal rights were exercised will be acquired by Mediaset España before the date of entry into force of the Merger, at a withdrawal price equivalent to EUR 6.5444 per share.

(iv)      The number of Mediaset España shares referred to in paragraph (iii) above and the total amount of cash to be disbursed by Mediaset España to acquire them may be reduced if, during the term granted to the shareholders who exercised their right to withdraw to revoke the exercise of that right (see section V above), any of those shareholders had opted to revoke it.

(c)          In any case, the consummation of the Merger is subject to the fulfilment (or waiver, if applicable) of other conditions precedent of the Merger, as provided in the Common Cross-Border Merger Plan. Furthermore, as indicated, if the Proposed Resolution subject to this Report is approved by the general meeting of Mediaset España, the effectiveness of that resolution will be subject to the approval of the same amendment of the documents to which the resolution refers by the general meetings of the remaining companies participating in the Merger and in identical terms.

VII.                          ABSTENTION OF DIRECTORS RELATED TO THE PARENT COMPANY

It is stated for the record that, following best corporate governance practices and in accordance with sections 228 and 229 of the Spanish Companies Act, this Report has been approved by the board of directors —at the proposal of its merger committee (made up of three independent directors and the non-executive chairman of the board of directors)— with the abstention of the proprietary directors appointed by Mediaset and the executive directors.

VIII.                     TEXT OF THE PROPOSED RESOLUTION

“ONE.- Amendment of certain terms of the proposal for the articles of association of the absorbing company (Mediaset Investment, N.V.), the “Terms and Conditions for Special Voting Shares”, the “Terms and Conditions for the Initial Allocation of Special Voting Shares A - Mediaset” and the “Terms and Conditions for the Initial Allocation of Special Voting Shares A - Mediaset España”, all of which were approved by the extraordinary general meeting of shareholders of the Company held on 4 September 2019 as part of the documentation attached to the cross-border merger resolution of Mediaset España Comunicación, S.A., Mediaset, S.p.A., and Mediaset Investment N.V. as well as the information relating to the composition of the board of directors of the absorbing company contained in that resolution

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

In relation to the cross-border merger between Mediaset España Comunicación, S.A., Mediaset Italia, S.p.A. (the absorbed companies) and Mediaset Investment, N.V. (the absorbing company, which will be renamed “MFE - MediaforEurope N.V.”) resolved by the extraordinary general meeting of Mediaset España Comunicación, S.A., on 4 September 2019 under item 2 of the agenda (the “Merger” and the “Merger Resolution”, respectively), the board resolves to amend the following terms as shown below (a) the proposed articles of association that will govern the absorbing company on completion of the Merger (the “Proposed Articles of Association”), (b) the “Terms and Conditions for Special Voting Shares”, that are also part of the Merger Resolution ; (c) the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset”, (d) the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”, all adopted by the aforementioned extraordinary general meeting of 4 September as an integral part of the documentation attached to the Merger Resolution and, specifically, as appendices to the common merger plan and (e) the information concerning the composition of the board of the absorbing company contained in that Resolution. Specifically, it is resolved,

(i)             To remove from the “Terms and Conditions for Special Voting Shares”, the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset” and the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España” all references to the “Qualified Shareholding Obligation” and “Contractual Obligation” and the penalties provided in the event of breach of those obligations by amending, accordingly, articles 13.7, 42 and 43.7 of the Proposed Articles of Association (with regard to the latter see paragraph (iii) below), articles 4.4, 5.3, 6.3, 7.3, 8.4 and 11.1, subsections d) and e) of the “Terms and Conditions for Special Voting Shares” (along with article 1.1 of Appendix 1), and paragraph 6 of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset” and of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”, all in the terms reflected below:

Proposed Articles of Association
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)
Article 13. Certain provisions on Special Voting Shares	Article 13. Certain provisions on Special Voting Shares	Article 13. Certain provisions on Special Voting Shares

[omissis]	[omissis]	[omissis]

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

13.7 A person holding Ordinary Shares who (i) applies for deregistration of Ordinary Shares in his name from the Loyalty Register, (ii) transfers Ordinary Shares to any other person, (iii) has become the subject of an event in which control over that person is acquired by another person, (iv) does not meet or no longer meets the Qualified Shareholding Obligation, or (v) does not meet or no longer meets the Contract Obligation, all as set out in more detail in Article 42 and in the SVS Terms, must transfer its Special Voting Shares to the Company or a special purpose entity as referred to in Article 13.6, except if and insofar as provided otherwise in the SVS Terms. If and for as long as a Shareholder is in breach with such obligation, the voting rights and the right to participate in General Meetings relating to the Special Voting Shares to be so offered and transferred will be suspended. The Company will be irrevocably authorised to effectuate the offer and transfer on

13.7 A person holding Ordinary Shares who (i) applies for deregistration of Ordinary Shares in his name from the Loyalty Register, (ii) transfers Ordinary Shares to any other person, or (iii) has become the subject of an event in which control over that person is acquired by another person, ~~(iv) does not meet or no longer meets the Qualified Shareholding Obligation, or (v) does not meet or no longer meets the Contract Obligation, all as set out in more detail in Article 42 and in the SVS Terms,~~ must transfer its Special Voting Shares to the Company or a special purpose entity as referred to in Article 13.6, except if and insofar as provided otherwise in the SVS Terms. If and for as long as a Shareholder is in breach with such obligation, the voting rights and the right to participate in General Meetings relating to the Special Voting Shares to be so offered and transferred will be suspended. ~~The Company will be irrevocably authorised to effectuate the offer and transfer on~~

13.7 A person holding Ordinary Shares who (i) applies for deregistration of Ordinary Shares in his name from the Loyalty Register, (ii) transfers Ordinary Shares to any other person, or (iii) has become the subject of an event in which control over that person is acquired by another person, must transfer its Special Voting Shares to the Company or a special purpose entity as referred to in Article 13.6, except if and insofar as provided otherwise in the SVS Terms. If and for as long as a Shareholder is in breach with such obligation, the voting rights and the right to participate in General Meetings relating to the Special Voting Shares to be so offered and transferred will be suspended.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association
behalf of the Shareholder concerned.	~~behalf of the Shareholder concerned.~~

[omissis]	[omissis]	[omissis]

~~Article 42.~~
Article 42. Shareholders	~~Shareholder’s~~
Obligations	~~Obligations~~	[Article deleted]

42.1 No Shareholder, nor any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge), may hold, on its own or together with Affiliates or any other person, directly and/or indirectly — at any time — a participation in the Company representing a percentage of the outstanding share capital and/or voting rights of the Company which (a) is in excess of what is permitted to be held by such persons by any provision of law (including rules and regulations aiming at safeguarding media pluralism and antitrust laws) issued by any State or Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv)

~~42.1 No Shareholder, nor any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge), may hold, on its own or together with Affiliates or any other person, directly and/or indirectly — at any time — a participation in the Company representing a percentage of the outstanding share capital and/or voting rights of the Company which (a) is in excess of what is permitted to be held by such persons by any provision of law (including rules and regulations aiming at safeguarding media pluralism and antitrust laws) issued by any State or Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv)~~

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) or would have been applicable to the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.), and/or (b) is in violation of a decision of any Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) (the Qualified Shareholding Obligation).

~~the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) or would have been applicable to the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.), and/or (b) is in violation of a decision of any Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) (the Qualified Shareholding Obligation).~~

42.2 A Shareholder and any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge) and their Affiliates must at all times obey and act in accordance with any contractual arrangements made between the Company and any such person relating to the Shares held by such

~~42.2 A Shareholder and any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge) and their Affiliates must at all times obey and act in accordance with any contractual arrangements made between the Company and any such person relating to the Shares held by such~~

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

person (including for the avoidance of doubt any contractual arrangements inherited from its legal predecessors and originally relating to shares issued by such legal predecessors) (the Contract Obligation).

~~person (including for the avoidance of doubt any contractual arrangements inherited from its legal predecessors and originally relating to shares issued by such legal predecessors) (the Contract Obligation).~~

42.3 If and for as long as any person as referred to in Articles 42.1 and/or 42.2 is acting in violation of the Qualified Shareholding Obligation and/or the Contract Obligation, the voting rights and the right to participate in General Meetings attached to all the Shares held by such persons may be suspended by the Board.

~~42.3 If and for as long as any person as referred to in Articles 42.1 and/or 42.2 is acting in violation of the Qualified Shareholding Obligation and/or the Contract Obligation, the voting rights and the right to participate in General Meetings attached to all the Shares held by such persons may be suspended by the Board.~~

42.4 For the purpose of this Article 42 Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether

~~42.4 For the purpose of this Article 42 Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether~~

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association
through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing.	~~through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing.~~

“Terms and Conditions for Special Voting Shares”
Text approved by this
board (version with
marked changes from
Text approved by the	the one approved on 4	Text approved by this
board on 4 September	September)	board (clean version)
Article 4. Application for Special Voting Shares - Loyalty Register	Article 4. Application for Special Voting Shares - Loyalty Register	Article 4. Application for Special Voting Shares - Loyalty Register

[omissis]	[omissis]	[omissis]

4.4 Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above-mentioned documents. The Agent may reject a

4.4 Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above-mentioned documents. The Agent may reject a Request for reasons of

4.4 Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above-mentioned documents. The Agent may reject a Request for reasons of

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”

Request for reasons of incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and assistance required in connection therewith. A Request will be rejected if the Board determines that the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares which will be held in violation of the Qualified Shareholding Obligation.

incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and assistance required in connection therewith. ~~A Request will be rejected if the Board determines that the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares which will be held in violation of the Qualified Shareholding Obligation.~~

incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and assistance required in connection therewith.

[omissis]	[omissis]	[omissis]

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”
Article 5. Allocation of	Article 5. Allocation of	Article 5. Allocation of
Special Voting Shares	Special Voting Shares	Special Voting Shares
A	A	A
[omissis]	[omissis]	[omissis]

5.3 On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A. The Board will refuse the issuance of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the acquisition of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares A which will be held in violation

5.3 On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A. ~~The Board will refuse the issuance of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the acquisition of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares A which will be held in violation~~

5.3 On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”
of the Qualified Shareholding Obligation.	~~of the Qualified Shareholding Obligation.~~

[omissis]	[omissis]	[omissis]

Article 6. Allocation of	Article 6. Allocation of	Article 6. Allocation of
Special Voting Shares	Special Voting Shares	Special Voting Shares
B	B	B
[omissis]	[omissis]	[omissis]

6.3 On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B. The Board will refuse the conversion of Special Voting Shares A into Special Voting Shares B if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares A into Special Voting Shares B, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding

6.3 On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B. ~~The Board will refuse the conversion of Special Voting Shares A into Special Voting Shares B if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares A into Special Voting Shares B, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding~~

6.3 On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”
Obligation, the refusal will be limited to the number of Special Voting Shares B which will be held in violation of the Qualified Shareholding Obligation.	~~Obligation, the refusal will be limited to the number of Special Voting Shares B which will be held in violation of the Qualified Shareholding Obligation.~~

[omissis]	[omissis]	[omissis]

Article 7. Allocation of	Article 7. Allocation of	Article 7. Allocation of
Special Voting Shares	Special Voting Shares	Special Voting Shares
C	C	C
[omissis]	[omissis]	[omissis]

7.3 On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C. The Board will refuse the conversion of Special Voting Shares B into Special Voting Shares C if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special

7.3 On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C. ~~The Board will refuse the conversion of Special Voting Shares B into Special Voting Shares C if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the~~

7.3 On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”

Voting Shares B into Special Voting Shares C, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of special Voting Shares C which will be held in violation of the Qualified Shareholding Obligation.

~~conversion of Special Voting Shares B into Special Voting Shares C, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares C which will be held in violation of the Qualified Shareholding Obligation.~~

[omissis]	[omissis]	[omissis]

Article 8. Initial	Article 8. Initial	Article 8. Initial
Allocation	Allocation	Allocation
[omissis]	[omissis]	[omissis]

8.4 The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation. Notwithstanding the aforementioned, the Board will refuse the registration of one or more Ordinary Shares in the Loyalty Register and/or refuse the allocation of Special Voting Shares A if the relevant Shareholder (i) does not meet the

8.4 The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation. ~~Notwithstanding the aforementioned, the Board will refuse the registration of one or more Ordinary Shares in the Loyalty Register and/or refuse the allocation of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding~~

8.4 The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”

Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the allocation of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares and/or Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.

~~Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the allocation of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares and/or Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.~~

[omissis]	[omissis]	[omissis]

Article 11. Mandatory Retransfers of Special Voting Shares	Article 11. Mandatory Retransfers of Special Voting Shares	Article 11. Mandatory Retransfers of Special Voting Shares

11.1 A Shareholder will no longer be entitled to hold Special Voting Shares and must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following circumstances (each a Mandatory Retransfer Event):

11.1 A Shareholder will no longer be entitled to hold Special Voting Shares and must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following circumstances (each a Mandatory Retransfer Event):

11.1 A Shareholder will no longer be entitled to hold Special Voting Shares and must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following circumstances (each a Mandatory Retransfer Event):

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”
a) upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;	a) upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;	a) upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;

b) upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12;	b) upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12;	b) upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12;

c) upon the occurrence of a Change of Control in respect of that Shareholder;	c) upon the occurrence of a Change of Control in respect of that Shareholder;	c) upon the occurrence of a Change of Control in respect of that Shareholder.

d) upon violation of the Qualified Shareholding Obligation; and	~~d) upon violation of the Qualified Shareholding Obligation; and~~

e) upon violation of the Contract Obligation.	~~e) upon violation of the Contract Obligation.~~

[omissis]	[omissis]	[omissis]

Terms and Conditions for Special Voting Shares (Appendix 1)	Terms and Conditions for Special Voting Shares (Appendix 1)	Terms and Conditions for Special Voting Shares (Appendix 1)

1.1 In these SVS Terms the following words and expressions shall have the following meanings set out below, except if the context requires otherwise:	1.1 In these SVS Terms the following words and expressions shall have the following meanings set out below, except if the context requires otherwise:	1.1 En estos Términos SVS las siguientes palabras y expresiones tendrán los siguientes significados, salvo que el contexto requiera otra cosa:

[omissis]	[omissis]	[omissis]

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”
Contract Obligation means the obligation of each Shareholder as referred to in Article 42.2 of the Articles.	~~Contract Obligation means the obligation of each Shareholder as referred to in Article 42.2 of the Articles.~~

[omissis]	[omissis]	[omissis]

Qualified Shareholding Obligation means the obligation of each Shareholder as referred to in Article 42.1 of the Articles.	~~Qualified Shareholding Obligation means the obligation of each Shareholder as referred to in Article 42.1 of the Articles.~~

[omissis]	[omissis]	[omissis]

“Terms and conditions of the initial procedure for allocating special voting shares A - Mediaset”
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)
Article 6. Loyalty Register Registration Procedure	Article 6. Loyalty Register Registration Procedure	Article 6. Loyalty Register Registration Procedure

[omissis]	[omissis]	[omissis]

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and conditions of the initial procedure for allocating special voting shares A - Mediaset”

Shares) and — subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) — the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

Shares) and ~~— subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) —~~ the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

Shares) and the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

[omissis]	[omissis]	[omissis]

“Terms and Conditions for the Initial Allocation of Special Voting Shares
A — Mediaset España”
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)
Article 6. Loyalty Register Registration Procedure	Article 6. Loyalty Register Registration Procedure	Article 6. Loyalty Register Registration Procedure

[omissis]	[omissis]	[omissis]

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”

ordinary shares (the Qualifying Ordinary Shares) and — subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) — the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

Qualifying Ordinary Shares) and ~~—subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) —~~ the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

Qualifying Ordinary Shares) and the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

[omissis]	[omissis]	[omissis]

(ii)                                  Amend the definition of “acting in concert” under article 1.1 of the Proposed Articles of Association (first definition), in the terms reflected below:

Proposed Articles of Association
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)
Article 1. Definitions and interpretation	Article 1. Definitions and interpretation	Article 1. Definitions and interpretation

1.1 In this Articles of Association, the following terms have the following meanings:	1.1 In this Articles of Association, the following terms have the following meanings:	1.1 En los presentes Estatutos Sociales, los siguientes términos revisten los siguientes significados:

Acting In Concert has the meaning given to it in 1:1 of the Act on Financial Supervision,	Acting In Concert has the meaning given to it in 1:1 of the Act on Financial Supervision~~,~~	Acting In Concert has the meaning given to it in 1:1 of the Act on Financial Supervision.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association
being understood that similar voting behaviour, holding meetings to coordinate voting and joint public announcements will be considered Acting In Concert.	~~being understood that similar voting behaviour, holding meetings to coordinate voting and joint public announcements will be considered Acting In Concert.~~

[omissis]	[omissis]	[omissis]

(iii)                               Remove the statutory threshold (set at 25% of the voting rights) that triggers the obligation to make a public takeover bid contained in article 43 (which, with the amendment described in paragraph (i) above would become article 42) of the Proposed Articles of Association, in the terms reflected below:

Proposed Articles of Association
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)
Article 43. Mandatory Bid Requirement	~~Article 43~~. Article 42. Mandatory Bid Requirement	Article 42. Mandatory Bid Requirement

43.1 In addition to any provision of law, any person who, either on its own or together with persons Acting In Concert, acquires or acquired after the seventh day of June two thousand and nineteen, either directly or indirectly, predominant control, shall make a public takeover bid for all the outstanding ordinary shares.

~~43.1~~ 42.1 In addition to any provision of law, any person who, either on its own or together with persons Acting In Concert, acquires or acquired after the seventh day of June two thousand and nineteen, either directly or indirectly, predominant control, shall make a public takeover bid for all the outstanding ordinary shares.

42.1 In addition to any provision of law, any person who, either on its own or together with persons Acting In Concert, acquires or acquired after the seventh day of June two thousand and nineteen, either directly or indirectly, predominant control, shall make a public takeover bid for all the outstanding ordinary shares.

43.2 The obligation to make a public takeover	~~43.2~~ 42.2 The obligation to make a public takeover	42.2 The obligation to make a public takeover

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

bid as referred to in paragraph 1 shall lapse if the obliged person loses predominant control within thirty (30) calendar days after the obligation to make a public takeover bid under this Article 43 has become applicable to such person.

bid as referred to in paragraph 1 shall lapse if the obliged person loses predominant control within thirty (30) calendar days after the obligation to make a public takeover bid under this Article ~~43~~ 42 has become applicable to such person.

bid as referred to in paragraph 1 shall lapse if the obliged person loses predominant control within thirty (30) calendar days after the obligation to make a public takeover bid under this Article 42 has become applicable to such person.

43.3 In this Article 43 predominant control means the right to exercise at least (i) twenty-five per cent (25%), or (ii) thirty per cent (30%) of the voting rights in the General Meeting. For the purpose of this provision Shares for which the voting rights and the right to participate in General Meetings are suspended will nevertheless be taken into account when calculating the percentages of predominant control.

~~43.3~~ 42.3 In this Article 42 predominant control means the right to exercise at least ~~(i) twenty-five per cent (25%), or (ii)~~ thirty per cent (30%) of the voting rights in the General Meeting. ~~For the purpose of this provision Shares for which the voting rights and the right to participate in General Meetings are suspended will nevertheless be taken into account when calculating the percentages of predominant control.~~

42.3 In this Article 42 predominant control means the right to exercise at least thirty per cent (30%) of the voting rights in the General Meeting.

43.4 Unless otherwise appears from this Article 43, the definitions and terms used in this Article that relate to the Act on Financial Supervision will be interpreted in accordance with Section 1:1 of the Act on Financial Supervision.

~~43.4~~ 42.4 Unless otherwise appears from this Article ~~43~~ 42, the definitions and terms used in this Article that relate to the Act on Financial Supervision will be interpreted in accordance with Section 1:1 of the Act on Financial Supervision.

42.4 Unless otherwise appears from this Article 42, the definitions and terms used in this Article that relate to the Act on Financial Supervision will be interpreted in accordance with Section 1:1 of the Act on Financial Supervision.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

43.5 The public takeover bid that must be made in respect of this Article 43 must further be made in accordance with the provisions of the Act on Financial Supervision and the Public Takeover Bid Decree that apply to a mandatory public takeover bid as referred to in Section 1, paragraph (e), of the Public Takeover Bid Decree or substitute regulations.

~~43.5~~ 42.5 The public takeover bid that must be made in respect of this Article ~~43~~ 42 must further be made in accordance with the provisions of the Act on Financial Supervision and the Public Takeover Bid Decree that apply to a mandatory public takeover bid as referred to in Section 1, paragraph (e), of the Public Takeover Bid Decree or substitute regulations.

42.5 The public takeover bid that must be made in respect of this Article 42 must further be made in accordance with the provisions of the Act on Financial Supervision and the Public Takeover Bid Decree that apply to a mandatory public takeover bid as referred to in Section 1, paragraph (e), of the Public Takeover Bid Decree or substitute regulations.

43.6 Any person who incurs the obligation to make a public takeover bid is obliged to notify the Company of this immediately.	~~43.6~~ 42.6 Any person who incurs the obligation to make a public takeover bid is obliged to notify the Company of this immediately.	42.6 Any person who incurs the obligation to make a public takeover bid is obliged to notify the Company of this immediately.

43.7 Any person who, either on its own or together with any person Acting in Concert, has the obligation to make a public takeover bid under this Article 43 and (a) does not meet or no longer meets the Qualified Shareholding Obligation, and/or (b) does not meet or no longer meets the Contract Obligation, must (i) dispose of the excess number of Shares that have led to the acquisition of predominant control after

~~43.7 Any person who, either on its own or together with any person Acting in Concert, has the obligation to make a public takeover bid under this Article 43 and (a) does not meet or no longer meets the Qualified Shareholding Obligation, and/or (b) does not meet or no longer meets the Contract Obligation, must (i) dispose of the excess number of Shares that have led to the acquisition of predominant control after~~

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

the seventh day of June two thousand and nineteen or (ii) take any other action which will result in him losing predominant control within five (5) business days upon written request from the Company (the Obligation To Lose Predominant Control).

~~the seventh day of June two thousand and nineteen or (ii) take any other action which will result in him losing predominant control within five (5) business days upon written request from the Company (the Obligation To Lose Predominant Control).~~

43.8 The Board is irrevocably authorised to effectuate the disposal of such number of Shares which will result in the relevant Shareholder losing predominant control if the Obligation To Lose Predominant Control has not been satisfied within a period of five (5) business days from the day that the Company has requested this in writing. The disposal of the Ordinary Shares will take place via the public market against a price obtained in good faith, and the Special Voting Shares will be transferred to the Company for no consideration.

~~43.8 The Board is irrevocably authorised to effectuate the disposal of such number of Shares which will result in the relevant Shareholder losing predominant control if the Obligation To Lose Predominant Control has not been satisfied within a period of five (5) business days from the day that the Company has requested this in writing. The disposal of the Ordinary Shares will take place via the public market against a price obtained in good faith, and the Special Voting Shares will be transferred to the Company for no consideration.~~

(iv)                              Remove the reinforced majorities provided in the Proposed Articles of Association with regard to the appointment and dismissal of directors and amendments of the articles, consequently amending articles 15.2, 15.6 and 40.1 of the Proposed Articles of Association, and introducing a strengthened majority for the adoption of resolutions aimed at reinserting similar restrictions to those removed under paragraphs (i) to (iii) above, all in the terms reflected below:

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association
Text approved by the board on 4 September	Text approved by this board (version with marked changes from the one approved on 4 September)	Text approved by this board (clean version)
Article 15. Appointment, Suspension and Removal of Directors	Article 15. Appointment, Suspension and Removal of Directors	Article 15. Appointment, Suspension and Removal of Directors

[omissis]	[omissis]	[omissis]

15.2 The Board will nominate a candidate for each vacant seat. A nomination by the Board will be binding. However, the General Meeting of Shareholders may deprive the nomination of its binding character by a resolution passed with a two-third majority of the votes validly cast without a quorum being required. If the binding nomination is not deprived of its binding character, the person nominated will be deemed appointed. If the nomination is deprived of its binding character, the Board will be allowed to make a new binding nomination.

15.2 The Board will nominate a candidate for each vacant seat. A nomination by the Board will be binding. However, the General Meeting of Shareholders may deprive the nomination of its binding character by a resolution passed with ~~a two-third~~ the majority of the votes validly cast without a quorum being required. If the binding nomination is not deprived of its binding character, the person nominated will be deemed appointed. If the nomination is deprived of its binding character, the Board will be allowed to make a new binding nomination.

15.2 The Board will nominate a candidate for each vacant seat. A nomination by the Board will be binding. However, the General Meeting of Shareholders may deprive the nomination of its binding character by a resolution passed with the majority of the votes validly cast without a quorum being required. If the binding nomination is not deprived of its binding character, the person nominated will be deemed appointed. If the nomination is deprived of its binding character, the Board will be allowed to make a new binding nomination.

[omissis]	[omissis]	[omissis]

15.6 Each Director may be suspended or removed by the General	15.6 Each Director may be suspended or removed by the General Meeting	15.6 Each Director may be suspended or removed by the General Meeting

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

Meeting of Shareholders at any time. A resolution of the General Meeting of Shareholders to suspend or remove a Director other than pursuant to a proposal by the Board requires a two-third majority of the votes validly cast without a quorum being required. An Executive Director may also be suspended by the Board. A suspension by the Board may at any time be discontinued by the General Meeting of Shareholders.

of Shareholders at any time. A resolution of the General Meeting of Shareholders to suspend or remove a Director other than pursuant to a proposal by the Board requires ~~a two-third~~ the majority of the votes validly cast without a quorum being required. An Executive Director may also be suspended by the Board. A suspension by the Board may at any time be discontinued by the General Meeting of Shareholders.

of Shareholders at any time. A resolution of the General Meeting of Shareholders to suspend or remove a Director other than pursuant to a proposal by the Board requires the majority of the votes validly cast without a quorum being required. An Executive Director may also be suspended by the Board. A suspension by the Board may at any time be discontinued by the General Meeting of Shareholders.

[omissis]	[omissis]	[omissis]

Article 40.	Article 40. Amendment	Article 40. Amendment
Amendment of the	of the Articles of	of the Articles of
Articles of Association	Association	Association

40.1 The General Meeting may pass a resolution to amend the Articles of Association but only on a proposal of the Board. Any such proposal must be stated in the notice of the General Meeting of Shareholders. A resolution of the General Meeting to amend the Articles of Association requires a majority of not less than two-thirds of the votes validly cast,

40.1 The General Meeting may pass a resolution to amend the Articles of Association but only on a proposal of the Board. Any such proposal must be stated in the notice of the General Meeting of Shareholders. A resolution of the General Meeting to amend the Articles of Association requires ~~a~~ the majority of ~~not less than two-thirds of~~ the votes validly cast, ~~if less~~

40.1 The General Meeting may pass a resolution to amend the Articles of Association but only on a proposal of the Board. Any such proposal must be stated in the notice of the General Meeting of Shareholders. A resolution of the General Meeting to amend the Articles of Association requires the majority of the votes validly cast.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

if less than one-half of the Company’s issued capital is represented at the meeting.	~~than one-half of the Company’s issued capital is represented at the meeting.~~  However, resolutions of the General Meeting to amend the Articles of Association providing for:

However, resolutions of the General Meeting to amend the Articles of Association providing for:

(i)             limitations on the percentage of voting rights to which shareholders may be entitled, either individually or acting in concert with others;

(i)            limitations on the percentage of voting rights to which shareholders may be entitled, either individually or acting in concert with others;

(ii)        obligations — additional to, or other than those prescribed under applicable law — to make a public takeover bid for the company’s shares; or

(iii)    the suspension of the right to attend and/or vote at any General Meeting due to the breach, either actual or challenged, of any contractual agreement between the Company and the Shareholder holding the such participation and/or voting rights,

(ii)          obligations — additional to, or other than those prescribed under applicable law — to make a public takeover bid for the company’s shares; or

(iii)       the suspension of the right to attend and/or vote at any General Meeting due to the breach, either actual or challenged, of any contractual agreement between the Company and the Shareholder holding the such participation and/or voting rights, may only be adopted with a three-quarter majority of the votes validly cast, irrespective of the aggregate issued shares attending or

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

Proposed Articles of Association

	may only be adopted with a three-quarter majority of the votes validly cast, irrespective of the aggregate issued shares attending or represented at such General Meeting.	represented at such General Meeting.

[omissis]	[omissis]	[omissis]

(v)         Remove the penalty clause in article 13 of the “Terms and Conditions for Special Voting Shares”, amending that article in the terms shown below:

“Terms and Conditions for Special Voting Shares”

Text approved by the	Text approved by this	Text approved by
board on 4 September	board (version with	this board (clean
	marked changes from	version)
the one approved on 4
September)

Article 13. Breach,	~~Article 13. Breach,~~	[Deleted]
Compensation Payment	~~Compensation Payment~~

13.1 In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the Compensation Amount), which amount is the average closing price of an Ordinary Share on the Mercato Telematico Azionario of the Borsa Italiana Stock Exchange calculated on the basis of the period of twenty (20) trading days prior to the day of the breach or, if such day is not a Business Day, the

~~[13.1 In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the Compensation Amount), which amount is the average closing price of an Ordinary Share on the Mercato Telematico Azionario of the Borsa Italiana Stock Exchange calculated on the basis of the period of twenty (20) trading days prior to the day of the breach or, if such day~~

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

“Terms and Conditions for Special Voting Shares”

preceding Business Day, such without prejudice to the Company’s right to request specific performance.	~~is not a Business Day, the preceding Business Day, such without prejudice to the Company’s right to request specific performance.]~~

13.2 Clause 13.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach - so that the provisions of this clause 13 shall be deemed to be a “liquidated damages” clause (schadevergoedingsbeding) and not a “punitive damages” clause (strafbeding).

~~[13.2 Clause 13.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach - so that the provisions of this clause 13 shall be deemed to be a “liquidated damages” clause (schadevergoedingsbeding) and not a “punitive damages” clause (strafbeding).]~~

13.3 To the extent possible, the provisions of section 6:92, subsections 1 and 3 of the Dutch Civil Code shall not apply.	~~[13.3 To the extent possible, the provisions of section 6:92, subsections 1 and 3 of the Dutch Civil Code shall not apply.]~~

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

(vi)                              Modify the information contained in the Merger Resolution on the identity of the persons expected to be appointed to the board of MFE in the sense that, instead of Messrs Francesca Mariotti and Borja Prado Eulate it is Messrs Alessandra Piccinino and Javier Díez de Polanco who are expected to be appointed. Thus, the board of directors of MFE is expected to be initially composed as follows: Pier Silvio Berlusconi, Marco Giordani, Gina Nieri, Niccolò Querci, Stefano Sala and Paolo Vasile, as executive directors; Marina Berlusconi, Fedele Confalonieri and Danilo Pellegrino, as non-executive directors; and Marina Brogi, Consuelo Crespo Bofil, Alessandra Piccinino, Javier Díez de Polanco and Carlo Secchi, as independent non-executive directors.

Finally, it is stated for the record that this resolution has been adopted in order to regulate or correct potential grounds for challenge to the Merger Resolution approved on 4 September 2019, which it replaces, in accordance with section 204.2 of the Spanish Companies Act in relation to the aspects amended in the documentation attached to the Merger Resolution that was referred to above. Consequently, the Merger Resolution will remain unchanged in all aspects not affected by this amendment.

TWO.- Delegation of powers in relation to the foregoing resolution

The broadest powers for the implementation of this resolution are granted to the board of directors of Mediaset España Comunicación, S.A., in addition to those already granted under the delegation of powers resolution adopted under item 4 of the agenda of the extraordinary general meeting held on 4 September 2019.”

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Madrid, 28 November 2019

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

This document is for informational purposes only and is not intended to and does not constitute an offer or invitation to exchange or sell or solicit an offer to subscribe for or buy, or an invitation to exchange, purchase or subscribe for, any securities, any part of the business or assets described in this document, or any other interests or the solicitation of any vote or approval in any jurisdiction in connection with the proposed transaction or otherwise, nor will there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made. This Report is not a prospectus, product disclosure statement or other offering document for the purposes of Regulation (EU) 2017/1129 of the European Parliament and the Council of 14 June 2017.

This document does not represent an offer to the public in Spain, pursuant to section 35.1 of the restated text of the Spanish Securities Market Act (Ley del Mercado de Valores) approved by Spanish Royal Legislative Decree 4/2015 of 23 October, nor in Italy, pursuant to Section 1, letter (t) of Legislative Decree no. 58 of 24 February 1998, as amended and supplemented. The release, publication or distribution of this document in certain jurisdictions may be restricted by law, and therefore persons in such jurisdictions in which this document is released, published or distributed should inform themselves about and observe such restrictions.

Nothing in this document constitutes an offer of securities for sale in the United States within the meaning of the Securities Act or in any other jurisdiction where it is unlawful to do so, or a solicitation of votes for the general meeting described in this document. The securities referred to in this document have not been, and will not be, registered under the Securities Act or the securities laws of any state in the United States, and any representation to the contrary is a violation of law. The securities referred to in this document may not be offered or sold within the United States or to, or for the account or benefit of, US Persons, both as defined in Regulation S under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state or local securities laws.

* * *

US investors disclaimer

This operation is made for the securities of a foreign company. The operation is subject to disclosure requirements of a foreign country that are different from those of the United States. The financial statements included in the documents, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

This document is a non-binding and unofficial translation of the corresponding document in Spanish, and is provided merely for informational purposes. In case of any discrepancy between the text of this translation and the text of the original Spanish document, the text of the original Spanish document shall prevail.

It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the US securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a US court’s judgment.

You should be aware that the issuer may purchase securities otherwise than in the business combination, such as in open market or privately negotiated purchases.

* * *

Forward-Looking Statements

This document contains certain forward-looking statements relating to Mediaset, Mediaset España and the proposed business combination between them. All statements included in this document concerning activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors, including, but not limited to, the following: volatility and deterioration of capital and financial markets, changes in general economic conditions, economic growth and other changes in business conditions, changes in government regulation, uncertainties as to whether the proposed business combination will be consummated, uncertainties as to the timing of the proposed business combination, uncertainties as to how many shareholders will participate in the proposed business combination, the risk that the announcement of the proposed business combination may make it more difficult for Mediaset or Mediaset España to establish or maintain relationships with its employees, suppliers and other business partners, the risk that the businesses of Mediaset or Mediaset España will be adversely impacted during the pendency of the proposed business combination; the risk that the operations of Mediaset or Mediaset España will not be integrated successfully, and other economic, business and competitive factors affecting the businesses of Mediaset and Mediaset España generally, including those set forth in the annual reports for the year ended 31 December 2018 of Mediaset and Mediaset España.

Therefore, Mediaset and Mediaset España and their affiliates, directors, advisors, employees and representatives, expressly disclaim any liability whatsoever for such forward-looking statements.

These forward-looking statements speak only as of the date of this document and neither Mediaset nor Mediaset España undertake the obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

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EXTRAORDINARY SHAREHOLDERS’ MEETING

Explanatory report on the item on the agenda of the extraordinary shareholders’ meeting

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

This document is for informational purposes only and is not intended to and does not constitute an offer or invitation to exchange or sell or solicitation of an offer to subscribe for or buy, or an invitation to exchange, purchase or subscribe for, any securities, any part of the business or assets described herein, or any other interests or the solicitation of any vote or approval in any jurisdiction in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made. This document is not a prospectus, product disclosure statement or other offering document for the purposes of the Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017.

This document does not represent an offer to the public in Italy, pursuant to Section 1, letter (t) of Legislative Decree no. 58 of February 24, 1998, as amended and supplemented, nor in Spain, pursuant to article 35.1 of the restated text of the Securities Market Act approved by Royal Legislative Decree 4/2015, dated 23 October. The release, publication or distribution of this document in certain jurisdictions may be restricted by law, and therefore persons in such jurisdictions into which this document is released, published or distributed should inform themselves about and observe such restrictions.

Nothing in this document constitutes an offer of securities for sale in the United States within the meaning of the Securities Act or in any other jurisdiction where it is unlawful to do so, or a solicitation of votes for the general meeting of shareholders described herein. The securities referred to in this document have not been, and will not be, registered under the Securities Act or the securities laws of any state in the United States, and any representation to the contrary is a violation of law. The securities referred to in this document may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons, both as defined in Regulation S under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state or local securities laws.

* * *

US investors disclaimer

This transaction described in the present document is made for the securities of a foreign company. The Transaction is subject to disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in the documents, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than in the Transaction, such as in open market or privately negotiated purchases.

* * *

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EXPLANATORY REPORT OF THE BOARD OF DIRECTORS OF MEDIASET S.P.A. ON THE RESOLUTION PROPOSAL PURSUANT TO ARTICLE 2377, PARAGRAPH 8, AND 2502, PARAGRAPH 2, OF THE ITALIAN CIVIL CODE, DRAWN UP PURSUANT ARTICLE 125-TER OF THE TUF, ALSO AS AN INTEGRATION OF THE EXPLANATORY REPORT DRAWN UP PURSUANT TO ARTICLE 2501-QUINQUIES OF THE ITALIAN CIVIL CODE ON THE TRIPARTITE COMMON CROSS-BORDER MERGER PLAN RELATING TO THE MERGER BY INCORPORATION OF MEDIASET S.P.A. AND MEDIASET ESPAÑA COMUNICACIÓN S.A. WITH AND INTO THE MEDIASET’S WHOLLY-OWNED DUTCH COMPANY MEDIASET INVESTMENT N.V., MADE AVAILABLE TO THE PUBLIC ON 18 JUNE 2019

Proposal to amend articles 1, 13, 15, 40, 42 and 43 of the proposed version of the articles of association and articles 4, 5, 6, 7, 8, 11 and 13 of the “Terms and Conditions for Special Voting Shares” (as well as article 1 of Schedule 1 to the same), that will be adopted by MFE - MEDIAFOREUROPE N.V., as surviving company, upon completion of the cross-border merger by absorption of Mediaset S.p.A. and Mediaset España Comunicación S.A. with and into Mediaset Investment N.V., as well as Paragraph 6 of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A”

Dear Shareholders,

on September 4, 2019 the extraordinary shareholders’ meeting of Mediaset S.p.A. (Mediaset) approved (the Merger Resolution) the tripartite common cross-border merger plan (the Common Cross-Border Merger Plan) relating to the merger by absorption (the Merger) of Mediaset and Mediaset España Comunicación, S.A. (Mediaset España) with and into Mediaset Investment N.V. (DutchCo), a Dutch wholly-owned direct subsidiary of Mediaset which, upon effectiveness of the Merger, will be renamed MFE - MEDIAFOREUROPE N.V. (MFE).

This explanatory report (the Report) has been drawn up by the board of directors of Mediaset (the Board of Directors of Mediaset) pursuant to art. 125-ter of Legislative Decree 24 February 1998, n. 58, as subsequently amended and supplemented (the TUF), and of art. 72 and 84-ter, as well as of Annex 3A, of the Regulation adopted by Consob resolution no. 11971 of 14 May 1999, as subsequently amended and supplemented (the Issuers’ Regulation) and also as an integration of the explanatory report prepared by the Board of Directors of Mediaset pursuant to Article 2501-quinquies of the Italian civil code, Article 8 of the Legislative Decree No. 108 of 30 May 2008 (the Legislative Decree 108) and — since Mediaset shares are listed on the Mercato Telematico Azionario organized and managed by Borsa Italiana S.p.A. — Article 70, paragraph 2, of the Issuers’ Regulation as well as in compliance with the Scheme No. 1 of Annex 3A of the Issuers’ Regulation, which was made available to the public on 18 June 2019 (the Explanatory Report), so to

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illustrate and justify, from a legal and an economic standpoint, the Common Cross-Border Merger Plan.

This Report has been drawn up to illustrate the resolution proposal, to be adopted in accordance with Article 2377, paragraph 8, and Article 2502, paragraph 2, of the Italian civil code (the Resolution Proposal), relating to (i) the amendment of certain articles of the proposed version of the articles of association of MFE, attached as Schedule 2 to the Common Cross-Border Merger Plan (the Proposed Articles); (ii) the amendment of certain articles of the “Terms and Conditions for Special Voting Shares”, attached as Schedule 5 to the Common Cross-Border Merger Plan (the SVS Terms and Conditions); and (iii) the amendment of Paragraph 6 of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A - Mediaset” and of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”, attached as Schedule 3 and Schedule 4 to the Common Cross-Border Merger Plan, respectively.

The Common Cross-Border Merger was also approved by the general meeting of shareholders of Mediaset España and, given the tripartite nature of the Merger, the Resolution Proposal referred to in this Report shall also be submitted to the approval of Mediaset España and DutchCo’s shareholders.

For all matters not expressly amended or updated as a result of this Report, reference is made to the Common Cross-Border Merger Plan and to the Explanatory Report, which is available on the corporate website of Mediaset (www.mediaset.it).

I.                                        Explanation of the rationale of the proposed resolution

By adopting the Merger Resolution, the extraordinary meeting of shareholders of Mediaset resolved to:

1.                                      “approve the common draft plan for cross-border merger (together with the annexes thereto, including the draft version of the articles of association of Mediaset Investment N.V.) ) on the merger by incorporation of Mediaset S.p.A. and Mediaset España Comunicación, S.A. into Mediaset Investment N.V (which, following the effectiveness of the merger, will take the name “MFE - MEDIAFOREUROPE N.V.”), a company incorporated under Dutch law wholly and directly controlled by “Mediaset S.p.A.”, with registered office in Amsterdam (Netherlands) and head office in Viale Europa 46, 20093 Cologno Monzese (Milan - Italy), registered in the Dutch companies register under no. 70347379, which, as a result of the merger, will issue a maximum of 1,500,000.000 new ordinary shares with a nominal value of EUR 0.01 (zero point zero one) each, with the right to share in any profits distributed from the first day of the financial year in which the merger becomes effective, to be allotted, in dematerialised form and through the applicable centralised management system, in accordance with the respective exchange ratios and allotment procedures provided for in the joint cross-border merger plan: (i) the shareholders of “Mediaset S.p.A.”, other than the latter, without cash compensation, without prejudice to the right of withdrawal in accordance with Article 2437(1) of the Italian Civil Code and Article 5 of Legislative Decree No. 108/2008; and (ii) the shareholders of “Mediaset España Comunicación, S.A.”, other than the latter and Mediaset S.p.A., without cash adjustment, without prejudice to the right of withdrawal in accordance with Article 62 of Spanish Law No. 3 of 3 April 2009 (as subsequently amended) and Articles 348 et seq. of Royal Legislative Decree No 1 of 2 July 2010”;

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2.                                      “take note that the acquiring company, in addition to the ordinary shares and in accordance with the provisions of its new articles of association and with the “terms and conditions of the special voting shares”, attached to the common draft terms of cross-border merger as Annex 2 and Annex 5 respectively, may issue shares granting special voting rights A, with a nominal value of EUR 0.02 (zero point zero two) each, to which additional voting rights will be attributed to the voting rights attributed by each ordinary share, to be assigned to shareholders of the acquiring company, other than the acquiring company, who have validly requested them and who are entitled to receive them; shares granting special voting rights A, which do not form part of the exchange ratio and are not negotiable on the market, may be converted into shares granting special voting rights B with a nominal value of EUR 0.04 (zero point zero four) each, which will be assigned additional voting rights to the voting rights assigned by each shares granting special voting rights A; shares granting special voting rights B may be converted into shares granting special voting rights C with a nominal value of EUR 0.09 (zero point zero nine) each, which will be assigned additional voting rights to the voting rights assigned by each shares granting special voting rights B”;

3.                                      “establish that the completion of the merger and the subsequent liquidation of the withdrawals, as referred to in point 1) above, are subject to the fulfilment of the conditions precedent laid down in paragraph 17.1 of the common draft terms of cross-border merger, it being understood that Mediaset S.p.A. and Mediaset España Comunicación, S.A. may jointly waive the fulfilment of the conditions laid down in points (iv) and (v) of paragraph 17.1;

4.                                      “not to open negotiations in respect of employee participation agreements within the meaning of Section 2:333K(12) of the Dutch Civil Code; therefore, no special body will be set up for the purposes of the negotiations, and the provisions of Section 1:31(2) and (3) of the Employee Involvement (European Countries) Act will apply”;

5.                                      “confer on the board of directors all necessary or even appropriate powers to waive the conditions precedent for the effectiveness of the merger referred to in paragraph 17.1(iv) and (v) the common draft terms of cross-border merger;

6.                                      “confer on the Board of Directors and, on its behalf, on the Chairman pro tempore in office, on the Vice-Chairman and Managing Director pro tempore in office, as well as on the Director Marco Giordani, severally, each with the power to delegate special representatives, all the powers necessary to carry out the merger, in compliance with the provisions of law and the contents of the common plan for cross-border merger, with the power - in particular - to verify and ascertain the fulfilment or waiver, where provided for, of each of the conditions precedent referred to in the common draft terms of cross-border merger and to issue and sign deeds, statements and communications in relation to this circumstance, establish the effects of the merger, execute and sign deeds and documents in general, and to carry out all that is necessary or even only appropriate for the successful completion of the Transaction itself”.

The Merger Resolution was approved with No. 577,968,891 votes in favour (equal to 78.18% of the shares represented at the meeting), No. 155,810,093 votes against (equal to 21.08% of the shares represented at the meeting), and No. 5,459,601 shares for which no vote was cast (equal to 0.74% of the shares represented at the meeting).

Vivendi S.A. (Vivendi) — holder of No. 113,533,301 Mediaset shares, equal to 9.61% of the share capital and 9.98% of the voting rights — voted against the Merger Resolution. Simon Fiduciaria S.p.A. (SimonFid) — a fiduciary company to which Vivendi has transferred in

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trust No. 226,712,212 Mediaset shares, equal to 19.19% of the share capital and 19.92% of the voting rights — did not, instead, take part in the extraordinary meeting of shareholders of Mediaset held on 4 September 2019. This is because the Board of Directors of Mediaset, by means of a resolution adopted on 4 September 2019, did not allow it to attend the meeting for the reasons set out in the press release published by Mediaset on the same day.

Also on 4 September 2019, the general meeting of shareholders of Mediaset España approved the Common Cross-Border Merger Plan. Vivendi — which, following the announcement of the Merger (occurred on 7 June 2019) acquired No. 3,300,000 Mediaset España shares, equal to 1.00% of the share capital — voted against the Merger.

For information on the withdrawal rights exercised by shareholders of Mediaset and Mediaset España, reference is made to Section VI of this Report.

In order to comprehensively illustrate the rationale and the contents of the resolution which the Board of Directors of Mediaset proposes to adopt, in accordance with Article 2377, paragraph 8, and Article 2502, paragraph 2, of the Italian civil code, it is necessary to give an account of the events occurred after the extraordinary meeting of shareholders of Mediaset held on 4 September 2019.

II.                           The objections raised by Vivendi and SimonFid with respect to the Merger and the proceedings initiated by them

1.                                      During the general meetings of shareholders of Mediaset and Mediaset España, Vivendi criticised the Merger, its rationale and purposes as well as the proposed governance structure of MFE, stating that it would “resort to any legal remedy in any relevant jurisdiction in order to challenge the legitimacy of the MFE structure”.

2.                                      Following the meetings:

(i)                                     on 16 September 2019, Vivendi served Mediaset España with a writ of summons challenging the resolution approving the Merger, as adopted by the company, before the Commercial Court number 2 of Madrid and requesting the Court, among others, to stay its effectiveness (see Mediaset press release dated 23 September 2019 and below sub 6);

(ii)                                  on 19 September 2019, Vivendi served DutchCo with a writ of summons requesting the Commercial Court of Amsterdam to ascertain, as a matter of urgency, the alleged invalidity of articles 13, 42 and 43 of the Proposed Articles (see Mediaset press release dated 23 September 2019 and below sub 7).

Vivendi withdrew from the urgent procedure on 16 October 2019, but then, on 29 October 2019, by means of a new writ of summons, made the same requests as those made in the previous writ of summons no longer on an urgent basis, but, rather, on the merits;

(iii)                               on 3 October 2019, Vivendi served Mediaset with a writ of summons appealing the Merger Resolution before the Court of Milan (see Mediaset press release dated 3 October 2019 and below sub 8);

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(iv)                              on 11 October 2019, SimonFid served Mediaset with a writ of summons appealing the Merger Resolution before the Court of Milan (see Mediaset press release dated 11 October 2019 and below sub 8);

(v)                                 on 14 and 15 October 2019 respectively, Vivendi and SimonFid notified Mediaset of two applications, in accordance with Article 2378, paragraph 3, of the Italian civil code and Article 700 of the Italian code of civil procedure, requesting the Court of Milan — in the context of the proceedings already initiated and joined in the meantime — to stay the effectiveness of the Merger Resolution (see Mediaset press release dated 15 October 2019 and below sub 8).

3.                                      In summary, in the various deeds served, Vivendi and SimonFid have:

(i)                                     criticised the Merger and, particularly, the alleged possibility to generate the benefits envisaged in terms of value creation and synergies;

(ii)                                  challenged the legitimacy of certain articles of the Proposed Articles and of the SVS Terms and Conditions, which would conflict with Dutch law, be abusive and impair their position and, more generally, that of the minority shareholders of Mediaset and Mediaset España.

4.                                      In particular, with regard to the latter, Vivendi and SimonFid have challenged the Merger resolutions, approved by the respective shareholders’ meetings of Mediaset and Mediaset España which provide for a governance structure of MFE characterised by the following:

(i)                                     the special voting structure, envisaging the allotment of special shares to long-term shareholders, as described under Paragraph 5.2 of the Explanatory Report;

(ii)                                  the Qualified Shareholding Obligation and the Contractual Obligation, as referred to under Article 42 of the Proposed Articles, to be considered together with the sanctions provided for in the Proposed Articles in the event of a breach of the same (Articles 13.7 and 43.7 of the Proposed Articles);

(iii)                               the lowering of the threshold, the exceeding of which results in the obligation to launch a takeover bid on MFE, from 30% of the voting rights (statutory threshold prescribed under Dutch law) to 25% of the voting rights, as referred to under Article 43 of the Proposed Articles (the Conventional MTO Threshold);

(iv)                              the so-called binding nomination mechanism, i.e. the mechanism whereby the members of the board of directors of MFE are appointed upon a binding designation made by the outgoing board of directors, except if the shareholders’ meeting opposes such designation by means of a resolution to be adopted with the 2/3 of the votes cast (Article 15 of the Proposed Articles);

(v)                                 the composition of the board of directors of MFE following completion of the Merger; and

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(vi)                              the penalty clause provided for under Article 13 of the SVS Terms and Conditions.

In the opinion of Vivendi and SimonFid, such measures and provisions would be detrimental for them and, in any case, contrary to both Dutch law and the best practices adopted by Dutch listed companies.

5.                                      The status of the proceedings is as follows.

6.                                      Spain: in the context of the proceedings on the merits brought by Vivendi by means of the writ of summons served on 16 September 2019, Mediaset España filed its statement of defence on 18 October 2019 and it is expected that the preliminary hearing will take place on 15 January 2020.

With regard to the interim proceedings for the stay of the effectiveness of the resolution approving the Merger, as adopted by the general meeting of shareholders of Mediaset España on 4 September 2019, following the hearing held on 2 October 2019, on 11 October 2019 the judge issued the order of stay (the Order of the Court of Madrid).

On 11 November 2019 Mediaset España appealed against the Order of the Court of Madrid.

It is envisaged that the board of directors of Mediaset España — upon proposal of an internal committee composed by four members (three independent directors and one “other external” member of the board of directors) (the Merger Committee) — resolves to call the extraordinary meeting of shareholders, to which the approval of a resolution akin to the Resolution Proposal will be submitted, on 5 February 2020.

7.                                      The Netherlands: on 16 October 2019 DutchCo entered an appearance and defence in the interim proceedings in which Vivendi requested the Commercial Court of Amsterdam to ascertain the invalidity of Articles 13, 42 and 43 of the Proposed Articles. Subsequently, also on 16 October 2019, Vivendi withdrew its interim claim. On 31 October 2019, the judge refused DutchCo’s request to order Vivendi to pay the costs of the interim proceedings.

On 29 October 2019, Vivendi, by means of a new writ of summons, made the same requests as those made in the previous writ of summons no longer on an urgent basis, but, rather, on the merits.

8.                                      Italy: the lawsuits brought by Vivendi and SimonFid for the setting aside of the Merger Resolution have been joined and are pending before the Court of Milan. The first hearing is scheduled for 21 January 2020.

With regard to the interim proceedings initiated in accordance with Article 2378, paragraph 3, of the Italian civil code and Article 700 of the Italian code of civil procedure, after the first hearing held on 30 October 2019, on 4 November 2019 the judge — at the request of Mediaset — made the attempt at conciliation provided for under Article 2378, paragraph 4, of the Italian civil code, inviting the parties to evaluate the possibility to reach a conciliation on the basis of the following elements:

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(i)                                     elimination from the Proposed Articles of the clauses relating to the Qualified Shareholding Obligation and the Contractual Obligation, as well as to the Conventional MTO Threshold, as provided under Articles 42 and 43 as well as under Article 13.7 of the mentioned Proposed Articles.

(ii)                                  elimination from the SVS Terms and Conditions of all references to the Qualified Shareholding Obligation and the Contractual Obligation as well as of the penalty clause prescribed under Article 13 of the mentioned SVS Terms and Conditions.

At the hearing, Mediaset declared its willingness to evaluate the hypothesis suggested by the Judge in terms of adopting a new resolution in accordance with Article 2377, paragraph 8, of the Italian civil code. Vivendi and SimonFid have reserved the right to evaluate the proposals and availability of Mediaset.

The parties have agreed to postpone the hearing to verify the possibility of conciliation and the Tribunal has set a new hearing for 22 November 2019, provisionally staying the effectiveness of the resolution until that date, “reserving to issue any other measure at the outcome of the same hearing”.

At the hearing of 22 November 2019, the judge postponed the hearing again and set it on 29 November 2019 so to enable the parties to further evaluate the possibility of reaching a conciliation, provisionally staying the effectiveness of the resolution until that date.

In the meantime, also on 22 November 2019 the Board of Directors of Mediaset resolved to call the extraordinary meeting of shareholders, to which the approval of the Resolution Proposal will be submitted, on 10 January 2020.

III.                              The arguments of the Board of Directors of Mediaset and the reasons for the proposed resolution on the agenda

III.1                       The Merger

9.                                      The Board of Directors of Mediaset does not agree with the Order of the Court of Madrid nor with the remarks made by Vivendi and SimonFid in the abovementioned disputes. On the contrary, it remains convinced of the legitimacy and the strategic nature of the Merger, as well as of the whole transaction to which the Merger is functional, for all the reasons indicated in the documentation published by Mediaset and made available to shareholders under the terms and procedures required by current legislation. In this respect, reference is made to:

(i)                                     the joint press release issued by Mediaset and Mediaset España (published on the website www.mediaset.it on 7 June 2019);

(ii)                                  the Common Cross-Border Merger Plan, including annexes (published on the website www.mediaset.it on 18 June 2019);

(iii)                               the Explanatory Report (published on the website www.mediaset.it on 18 June 2019);

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(iv)                              the explanatory report drawn up by the board of directors of Mediaset España in relation to the Merger (published on the corporate website www.mediaset.it on 18 June 2019);

(v)                                 the explanatory report drawn up by the board of directors of DutchCo in relation to the Merger (published on the website www.mediaset.it on 18 June 2019);

(vi)                              the two “Questions and Answers” documents, drawn up by Mediaset ahead of the extraordinary meeting of shareholders of Mediaset, held on 4 September 2019, in accordance with Article 127-ter of the TUF (published on the website www.mediaset.it on 2 July 2019 and on 4 September 2019, respectively);

(vii)                           the presentation to analysts drawn up by Mediaset and Mediaset España (published on the website www.mediaset.it on 10 June 2019).

10.                               Therefore, by referring to the above documents, the Board of Directors of Mediaset reiterates the following.

11.                               From a strategic, operational and industrial perspective, the Merger is aimed at creating a pan-European media and entertainment group, with a leading position in its local markets and greater scale to compete and potential to expand further in specific countries across Europe. A long-term project aimed at creating a European media champion which, acting as an aggregating pole of national companies, may be able to compete on the global market with the largest international broadcasters so to generate growth and value for the benefit of the companies involved, their shareholders and stakeholders.

12.                               Therefore, the project features an absolutely “dynamic” and future-oriented vocation and pursues a twofold objective: (i) placing MFE in a position to operate on an equal footing in a context increasingly characterised by competitors and customers operating on a global scale and, as a result, targeting operators that can provide access to several markets and, at the same time, (ii) a pivotal role in the context of a possible future consolidation scenario in the European video media industry. This objective is entirely consistent with the global scenario which has shown that, in a sector characterised by very rapid technological evolution and by fierce international competition with multinational groups, development-oriented operations aimed at creating synergies between medium-sized companies and the creation of strategic alliances are essential.

13.                               With respect to this matter, in particular, in the last five years Mediaset and Mediaset España have developed a strong relationship with the German broadcaster ProSiebenSat.1 within the European Media Alliance (EMA). As indicated under Paragraph 1.1 of the Report, on 29 May 2019 Mediaset announced the acquisition of a 9.6% stake in ProSiebenSat.1 Media, corresponding to 9.9% of the voting rights, excluding treasury shares. Furthermore, on 11 November 2019 Mediaset España announced the acquisition of a further 5.5% stake in ProSiebenSat.1 Media (see Mediaset press release dated 11 November 2019). The aggregate stake held by the Mediaset group in ProSiebenSat.1 Media has, thus, reached 15.1% of the German broadcaster’s share capital.

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14.                               Mediaset firmly believes in the future of the European media industry. The investment in ProSiebenSat.1 Media marks an important step in creating an independent European TV, content and digital powerhouse, thereby improving Europe’s competitive position in the global marketplace. Scale is becoming a crucial strategic factor. Mediaset is convinced that there has to be a pan-European answer to increasing competition and technological challenges ahead. Economies of scale will allow all European broadcasters to compete on an equal footing by leveraging their respective leadership positions in linear and non-linear entertainment, content, tech and data. Going forward, pan-European structures will help create the necessary scale to be more attractive for advertising, invest in cutting edge technology and focus on competitive content production as well as on a broader digital and on-demand offering. ProSiebenSat.1 Media has significant growth potential and Mediaset is pleased to have the opportunity to further strengthen its position as a major shareholder. Mediaset is convinced that its investment in ProSiebenSat.1 Media will allow to strengthen its ties with the company even further on its path to unlocking substantial value in the German and European markets.

15.                               In addition to these strategic objectives, there are tangible economic advantages for all shareholders, connected with the realisation of the synergies indicated in the above documents, estimated at approximately Euro 100-110 million (before tax) over the next four years (from 2020 to 2023), corresponding to a net present value of approximately Euro 800 million.

16.                               As for MFE’s domiciliation in the Netherlands, this responds to the specific need to find a neutral and appropriate ground for the realisation of future, expected, integrations of several national media companies. In fact, as internationalization of Mediaset group represents the linchpin of the entire project, the choice as to where MFE shall be domiciliated has resulted in the search for a suitable ecosystem for future international expansion, which therefore: (i) would allow flexibility with respect to governance matters; (ii) would provide a high degree of legal certainty, also in terms of contractual/commercial relations, and would be universally recognised as one of the legal systems providing for extensive protection to investors; and (iii) would benefit from general international recognition by foreign investors and operators, with whom MFE intends to interact in the context of integration, joint ventures, strategic alliances, etc..

17.                               It is therefore clear that the Merger is essential for the future of the Mediaset group, as well as for all of its shareholders and stakeholders, who, in the opinion of the Board of Directors of Mediaset, would suffer serious damage if it were not carried out.

18.                               In light of the above considerations, the Board of Directors of Mediaset evaluated the events occurred after the approval of the Merger, and in particular the findings contained in the Order of the Court of Madrid, the proposal for conciliation suggested by the Court of Milan and, more generally, the objections made by Vivendi and SimonFid. This is because the Board of Directors of Mediaset, while considering that each and all the provisions of the Proposed Articles are lawful and correspond to a specific interest of the merging companies, believes that a prompt completion of

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the Merger prevails over its individual components. Thus, in order to pursue this primary objective, it has decided not only to accept the proposals suggested by the Court of Milan, but also to go beyond them and to propose the shareholders’ meeting to approve not only the amendments suggested by the Judge, but also additional amendments aimed at further aligning some specific aspects with current best practices, thus ensuring that objections raised against the Merger are overcome and the Merger can successfully complete, as this is the willingness of an ample majority of shareholders.

19.                               The details of each of the proposed amendments, with evidence of the rationale thereto, are set out below.

III.2                       The amendments to be approved in accordance with Article 2377, paragraph 8, of the Italian civil code — Comparative table

20.                               Article 2377, paragraph 8, of the Italian civil code allows the shareholders’ meeting to adopt a resolution amending certain contents of a previous resolution, with retroactive effect as from the time when the first resolution was adopted, without prejudice to the effects that the latter has already produced.

21.                               On the basis of this provision and of Article 2502, paragraph 2, of the Italian civil code, the Board of Directors of Mediaset, for the reasons already explained, intends to submit the amendment of specific articles of the Proposed Articles and of the SVS Terms and Conditions to the approval of the shareholders’ meeting, all the other terms and conditions of the Merger approved with the Merger Resolution remaining unaltered and without prejudice to the effects already produced by such Merger Resolution.

22.                               The following amendments are referred to in the resolution proposal:

(i)                                     elimination from the Proposed Articles, the SVS Terms and Conditions, the “Terms and Conditions for the Initial Allocation of Special Voting Shares A - Mediaset” and the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”, of all references to the Qualified Shareholding Obligation and the Contractual Obligation, to be considered together with the sanctions provided for in the event of a breach of the same. Amendments to Articles 13, 42 and 43 (with reference to this Article, see point (iii) below) of the Proposed Articles; Articles 4.4, 5.3, 6.3, 7.3, 8.4, 11.1(d) and (e) of the SVS Terms and Conditions and Article 1.1 of Schedule 1 to the said SVS Terms and Conditions; and Paragraph 6 of each of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A”:

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Proposed Articles	New draft

Article 13)	Article 13)
Certain Provisions concerning Special Voting Shares	Certain Provisions concerning Special Voting Shares

[omissis]	[omissis]

13.7 A person holding Ordinary Shares who (i) applies for deregistration of Ordinary Shares in his name from the Loyalty Register, (ii) transfers Ordinary Shares to any other person, (iii) has become the subject of an event in which control over that person is acquired by another person, (iv) does not meet or no longer meets the Qualified Shareholding Obligation, or (v) does not meet or no longer meets the Contract Obligation, all as set out in more detail in Article 42 and in the SVS Terms, must transfer its Special Voting Shares to the Company or a special purpose entity as referred to in Article 13.6, except if and insofar as provided otherwise in the SVS Terms. If and for as long as a Shareholder is in breach with such obligation, the voting rights and the right to participate in General Meetings relating to the Special Voting Shares to be so offered and transferred will be suspended. The Company will be irrevocably authorised to effectuate the offer and transfer on behalf of the Shareholder concerned.

13.7 A person holding Ordinary Shares who (i) applies for deregistration of Ordinary Shares in his name from the Loyalty Register, (ii) transfers Ordinary Shares to any other person, or (iii) has become the subject of an event in which control over that person is acquired by another person, ~~(iv) does not meet or no longer meets the Qualified Shareholding Obligation, or (v) does not meet or no longer meets the Contract Obligation, all as set out in more detail in Article 42 and in the SVS Terms,~~ must transfer its Special Voting Shares to the Company or a special purpose entity as referred to in Article 13.6, except if and insofar as provided otherwise in the SVS Terms. If and for as long as a Shareholder is in breach with such obligation, the voting rights and the right to participate in General Meetings relating to the Special Voting Shares to be so offered and transferred will be suspended. ~~The Company will be irrevocably authorised to effectuate the offer and transfer on behalf of the Shareholder concerned.~~

[omissis]	[omissis]

Article 42)	~~Article 42)~~
Shareholder Obligations	~~Shareholder Obligations~~

42.1 No Shareholder, nor any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge), may hold, on its own or together with Affiliates or any other person, directly and/or indirectly — at any time — a participation in the Company representing a percentage of the outstanding share capital and/or voting rights of the Company which (a) is in excess

~~42.1 No Shareholder, nor any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge), may hold, on its own or together with Affiliates or any other person, directly and/or indirectly — at any time — a participation in the Company representing a percentage of the outstanding share capital and/or voting rights of the Company which (a) is in excess~~

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of what is permitted to be held by such persons by any provision of law (including rules and regulations aiming at safeguarding media pluralism and antitrust laws) issued by any State or Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) or would have been applicable to the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.), and/or (b) is in violation of a decision of any Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) (the Qualified Shareholding Obligation).

~~of what is permitted to be held by such persons by any provision of law (including rules and regulations aiming at safeguarding media pluralism and antitrust laws) issued by any State or Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) or would have been applicable to the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.), and/or (b) is in violation of a decision of any Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) (the Qualified Shareholding Obligation).~~

42.2 A Shareholder and any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge) and their Affiliates must at all times obey and act in accordance with any contractual arrangements made between the Company and any such person relating to the Shares held by such person (including for the avoidance of doubt any contractual arrangements inherited from its legal predecessors and originally relating to shares issued by such legal predecessors) (the Contract Obligation).

~~42.2 A Shareholder and any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge) and their Affiliates must at all times obey and act in accordance with any contractual arrangements made between the Company and any such person relating to the Shares held by such person (including for the avoidance of doubt any contractual arrangements inherited from its legal predecessors and originally relating to shares issued by such legal predecessors) (the Contract Obligation).~~

42.3 If and for as long as any person as referred to in Articles 42.1 and/or 42.2 is acting in violation of the Qualified Shareholding Obligation and/or the Contract Obligation, the voting rights and the right to participate in General Meetings attached to all the Shares held by such persons may be suspended by the Board.

~~42.3 If and for as long as any person as referred to in Articles 42.1 and/or 42.2 is acting in violation of the Qualified Shareholding Obligation and/or the Contract Obligation, the voting rights and the right to participate in General Meetings attached to all the Shares held by such persons may be suspended by the Board.~~

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42.4 For the purpose of this Article 42 Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing.

~~42.4 For the purpose of this Article 42 Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing.~~

SVS Terms and Conditions	New draft

Article 4)	Article 4)
Application for Special Voting Shares — Loyalty Register	Application for Special Voting Shares — Loyalty Register

[omissis]	[omissis]

4.4 Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above- mentioned documents. The Agent may reject a Request for reasons of incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and

4.4 Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above- mentioned documents. The Agent may reject a Request for reasons of incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and

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assistance required in connection therewith. A Request will be rejected if the Board determines that the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares which will be held in violation of the Qualified Shareholding Obligation.

assistance required in connection therewith. ~~A Request will be rejected if the Board determines that the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares which will be held in violation of the Qualified Shareholding Obligation.~~

[omissis]	[omissis]

Article 5) Allocation of Special Voting Shares A	Article 5) Allocation of Special Voting Shares A

[omissis]	[omissis]

5.3 On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A. The Board will refuse the issuance of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the acquisition of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.

5.3 On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A. ~~The Board will refuse the issuance of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the acquisition of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.~~

[omissis]	[omissis]

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Article 6)	Article 6)
Allocation of Special Voting Shares B	Allocation of Special Voting Shares B

[omissis]	[omissis]

6.3 On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B. The Board will refuse the conversion of Special Voting Shares A into Special Voting Shares B if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares A into Special Voting Shares B, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares B which will be held in violation of the Qualified Shareholding Obligation.

6.3 On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B. ~~The Board will refuse the conversion of Special Voting Shares A into Special Voting Shares B if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares A into Special Voting Shares B, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares B which will be held in violation of the Qualified Shareholding Obligation.~~

[omissis]	[omissis]

Article 7)	Article 7)
Allocation of Special Voting Shares C	Allocation of Special Voting Shares C

[omissis]	[omissis]

7.3 On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C. The Board will refuse the conversion of Special Voting Shares B into Special Voting

7.3 On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C. ~~The Board will refuse the conversion of Special Voting Shares B into Special Voting~~

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Shares C if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares B into Special Voting Shares C, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares C which will be held in violation of the Qualified Shareholding Obligation.

~~Shares C if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares B into Special Voting Shares C, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares C which will be held in violation of the Qualified Shareholding Obligation.~~

[omissis]	[omissis]

Article 8)	Article 8)
Initial Allocation	Initial Allocation

[omissis]	[omissis]

8.4 The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation. Notwithstanding the aforementioned, the Board will refuse the registration of one or more Ordinary Shares in the Loyalty Register and/or refuse the allocation of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the allocation of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares and/or Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.

8.4 The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation. ~~Notwithstanding the aforementioned, the Board will refuse the registration of one or more Ordinary Shares in the Loyalty Register and/or refuse the allocation of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the allocation of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares and/or Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.~~

[omissis]	[omissis]

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Article 11)	Article 11)
Mandatory Retransfers of Special Voting Shares	Mandatory Retransfers of Special Voting Shares

11.1 A Shareholder will no longer be entitled to hold Special Voting Shares and must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following circumstances (each a Mandatory Retransfer Event):

11.1 A Shareholder will no longer be entitled to hold Special Voting Shares and must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following circumstances (each a Mandatory Retransfer Event):

a) upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;	a) upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;

b) upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12;	b) upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12;

c) upon the occurrence of a Change of Control in respect of that Shareholder;	c) upon the occurrence of a Change of Control in respect of that Shareholder;

d) upon violation of the Qualified Shareholding Obligation; and	~~d) upon violation of the Qualified Shareholding Obligation; and~~

e) upon violation of the Contract Obligation.	~~e) upon violation of the Contract Obligation.~~

[omissis]	[omissis]

SVS Terms and Conditions
Schedule 1	New draft

1.1 In these SVS Terms the following words and expressions shall have the following meanings set out below, except if the context requires otherwise:	1.1 In these SVS Terms the following words and expressions shall have the following meanings set out below, except if the context requires otherwise:

[omissis]	[omissis]

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Contract Obligation means the obligation of each Shareholder as referred to in Article 42.2 of the Articles.	~~Contract Obligation means the obligation of each Shareholder as referred to in Article 42.2 of the Articles.~~

[omissis]	[omissis]

Qualified Shareholding Obligation means the obligation of each Shareholder as referred to in Article 42.1 of the Articles.	~~Qualified Shareholding Obligation means the obligation of each Shareholder as referred to in Article 42.1 of the Articles.~~

[omissis]	[omissis]

Terms and Conditions for the Initial Allocation of Special Voting Shares A - Mediaset	New draft

6. Registration procedure in the Loyalty Register	6. Registration procedure in the Loyalty Register

[omissis]	[omissis]

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and — subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) — the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and ~~— subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) —~~ the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

[omissis]	[omissis]

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Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España	New draft

6. Registration procedure in the Loyalty Register	6. Registration procedure in the Loyalty Register

[omissis]	[omissis]

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and — subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) — the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and ~~— subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) —~~ the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

[omissis]	[omissis]

(ii)                                  amendment of the definition of “acting in concert” indicated under Article 1.1 of the Proposed Articles. Amendment of Article 1.1, first alinea, of the Proposed Articles.

Proposed Articles	New draft

Article 1)	Article 1)
Definitions and Construction	Definitions and Construction

1.1 In this Articles of Association, the following terms have the following meanings:	1.1 In this Articles of Association, the following terms have the following meanings:

Acting In Concert has the meaning given to it in 1:1 of the Act on Financial Supervision, being understood that similar voting behaviour, holding meetings to coordinate voting and joint public announcements will be considered Acting In Concert.

Acting In Concert has the meaning given to it in 1:1 of the Act on Financial Supervision~~, being understood that similar voting behaviour, holding meetings to coordinate voting and joint public announcements will be considered Acting In Concert.~~

[omissis]	[omissis]

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(iii)                               elimination of the Conventional MTO Threshold (set at 25% of the voting rights) so to align it with that provided for under Dutch law (i.e., 30% of the voting rights). Amendment of Article 43 of the Proposed Articles:

Proposed Articles	New draft

Article 43)	~~Article 43)~~ Article 42
Mandatory bid requirement	Mandatory bid requirement

43.1 In addition to any provision of law, any person who, either on its own or together with persons Acting In Concert, acquires or acquired after the seventh day of June two thousand and nineteen, either directly or indirectly, predominant control, shall make a public takeover bid for all the outstanding ordinary shares.

~~43.1~~ 42.1 In addition to any provision of law, any person who, either on its own or together with persons Acting In Concert, acquires or acquired after the seventh day of June two thousand and nineteen, either directly or indirectly, predominant control, shall make a public takeover bid for all the outstanding ordinary shares.

43.2 The obligation to make a public takeover bid as referred to in paragraph 1 shall lapse if the obliged person loses predominant control within thirty (30) calendar days after the obligation to make a public takeover bid under this Article 43 has become applicable to such person.

~~43.2~~ 42.2 The obligation to make a public takeover bid as referred to in paragraph 1 shall lapse if the obliged person loses predominant control within thirty (30) calendar days after the obligation to make a public takeover bid under this Article ~~43~~ 42 has become applicable to such person.

43.3 In this Article 43 predominant control means the right to exercise at least (i) twenty-five per cent (25%), or (ii) thirty per cent (30%) of the voting rights in the General Meeting. For the purpose of this provision Shares for which the voting rights and the right to participate in General Meetings are suspended will nevertheless be taken into account when calculating the percentages of predominant control.

~~43.3~~ 42.3 In this Article ~~43~~ 42 predominant control means the right to exercise at least ~~(i) twenty-five per cent (25%), or (ii)~~ thirty per cent (30%) of the voting rights in the General Meeting. ~~For the purpose of this provision Shares for which the voting rights and the right to participate in General Meetings are suspended will nevertheless be taken into account when calculating the percentages of predominant control.~~

43.4 Unless otherwise appears from this Article 43, the definitions and terms used in this Article that relate to the Act on Financial Supervision will be interpreted in accordance with Section 1:1 of the Act on Financial Supervision.

~~43.4~~ 42.4 Unless otherwise appears from this Article ~~43~~ 42, the definitions and terms used in this Article that relate to the Act on Financial Supervision will be interpreted in accordance with Section 1:1 of the Act on Financial Supervision.

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43.5 The public takeover bid that must be made in respect of this Article 43 must further be made in accordance with the provisions of the Act on Financial Supervision and the Public Takeover Bid Decree that apply to a mandatory public takeover bid as referred to in Section 1, paragraph (e), of the Public Takeover Bid Decree or substitute regulations.

~~43.5~~ 42.5 The public takeover bid that must be made in respect of this Article ~~43~~ 42 must further be made in accordance with the provisions of the Act on Financial Supervision and the Public Takeover Bid Decree that apply to a mandatory public takeover bid as referred to in Section 1, paragraph (e), of the Public Takeover Bid Decree or substitute regulations.

43.6 Any person who incurs the obligation to make a public takeover bid is obliged to notify the Company of this immediately.	~~43.6~~ 42.6 Any person who incurs the obligation to make a public takeover bid is obliged to notify the Company of this immediately.

43.7 Any person who, either on its own or together with any person Acting in Concert, has the obligation to make a public takeover bid under this Article 43 and (a) does not meet or no longer meets the Qualified Shareholding Obligation, and/or (b) does not meet or no longer meets the Contract Obligation, must (i) dispose of the excess number of Shares that have led to the acquisition of predominant control after the seventh day of June two thousand and nineteen or (ii) take any other action which will result in him losing predominant control within five (5) business days upon written request from the Company (the Obligation To Lose Predominant Control).

~~43.7 Any person who, either on its own or together with any person Acting in Concert, has the obligation to make a public takeover bid under this Article 43 and (a) does not meet or no longer meets the Qualified Shareholding Obligation, and/or (b) does not meet or no longer meets the Contract Obligation, must (i) dispose of the excess number of Shares that have led to the acquisition of predominant control after the seventh day of June two thousand and nineteen or (ii) take any other action which will result in him losing predominant control within five (5) business days upon written request from the Company (the Obligation To Lose Predominant Control).~~

43.8 The Board is irrevocably authorised to effectuate the disposal of such number of Shares which will result in the relevant Shareholder losing predominant control if the Obligation To Lose Predominant Control has not been satisfied within a period of five (5) business days from the day that the Company has requested this in writing. The disposal of the Ordinary Shares will take place via the public market against a price obtained in good faith, and the Special Voting Shares will be transferred to

~~43.8 The Board is irrevocably authorised to effectuate the disposal of such number of Shares which will result in the relevant Shareholder losing predominant control if the Obligation To Lose Predominant Control has not been satisfied within a period of five (5) business days from the day that the Company has requested this in writing. The disposal of the Ordinary Shares will take place via the public market against a price obtained in good faith, and the Special Voting Shares will be transferred to~~

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the Company for no consideration.	~~the Company for no consideration.~~

(iv)                              elimination of the enhanced majorities provided for under the Proposed Articles, in relation to the appointment and revocation of directors and to amendment of the articles of association. Amendment of Articles 15.2, 15.6, and 40.1 of the Proposed Articles, and introduction of an enhanced majority to be provided in case of resolutions aimed at re-introducing restrictions similar to those whose elimination is proposed (i.e., Qualified Shareholding Obligation, Contractual Obligation and thresholds for takeover bids lower than those provided for by law):

Proposed Articles	New draft

Article 15)	Article 15)
Appointment, Suspension and Removal of Directors	Appointment, Suspension and Removal of Directors

[omissis]	[omissis]

15.2 The Board will nominate a candidate for each vacant seat. A nomination by the Board will be binding. However, the General Meeting of Shareholders may deprive the nomination of its binding character by a resolution passed with a two- third majority of the votes validly cast without a quorum being required. If the binding nomination is not deprived of its binding character, the person nominated will be deemed appointed. If the nomination is deprived of its binding character, the Board will be allowed to make a new binding nomination.

15.2 The Board will nominate a candidate for each vacant seat. A nomination by the Board will be binding. However, the General Meeting of Shareholders may deprive the nomination of its binding character by a resolution passed with ~~a two- third~~ the majority of the votes validly cast without a quorum being required. If the binding nomination is not deprived of its binding character, the person nominated will be deemed appointed. If the nomination is deprived of its binding character, the Board will be allowed to make a new binding nomination.

[omissis]	[omissis]

15.6 Each Director may be suspended or removed by the General Meeting of Shareholders at any time. A resolution of the General Meeting of Shareholders to suspend or remove a Director other than pursuant to a proposal by the Board requires a two-third majority of the votes

15.6 Each Director may be suspended or removed by the General Meeting of Shareholders at any time. A resolution of the General Meeting of Shareholders to suspend or remove a Director other than pursuant to a proposal by the Board requires ~~a two-third~~ the majority of the

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validly cast without a quorum being required. An Executive Director may also be suspended by the Board. A suspension by the Board may at any time be discontinued by the General Meeting of Shareholders.

votes validly cast without a quorum being required. An Executive Director may also be suspended by the Board. A suspension by the Board may at any time be discontinued by the General Meeting of Shareholders.

[omissis]	[omissis]

Article 40)	Article 40)
Amendment of Articles of Association	Amendment of Articles of Association

40.1 The General Meeting may pass a resolution to amend the Articles of Association but only on a proposal of the Board. Any such proposal must be stated in the notice of the General Meeting of Shareholders. A resolution of the General Meeting to amend the Articles of Association requires a majority of not less than two-thirds of the votes validly cast, if less than one-half of the Company’s issued capital is represented at the meeting.

40.1 The General Meeting may pass a resolution to amend the Articles of Association but only on a proposal of the Board. Any such proposal must be stated in the notice of the General Meeting of Shareholders. A resolution of the General Meeting to amend the Articles of Association requires ~~a~~ the majority of ~~not less than two-thirds of~~ the votes validly cast, ~~if less than one-half of the Company’s issued capital is represented at the meeting.~~

However, resolutions of the General Meeting to amend the Articles of Association providing for:

(i)                 limitations on the percentage of voting rights to which shareholders may be entitled, either individually or acting in concert with others;

(ii)             obligations — additional to, or other than those prescribed under applicable law — to make a public takeover bid for the company’s shares; or

(iii)         the suspension of the right to attend and/or vote at any General Meeting due to the breach, either actual or challenged, of any contractual agreement between the Company and the Shareholder holding the such participation and/or voting rights,

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may only be adopted with a three- quarter majority of the votes validly cast, irrespective of the aggregate issued shares attending or represented at such General Meeting.

[omissis]	[omissis]

(v)                                 elimination of the penalty clause provided for under Article 13 of the SVS Terms and Conditions and, therefore, of Article 13 of the SVS Terms and Conditions.

SVS Terms and Conditions	New draft

Article 13)	~~Article 13)~~
Breach, Compensation payment	~~Breach, Compensation payment~~

13.1 In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the Compensation Amount), which amount is the average closing price of an Ordinary Share on the Mercato Telematico Azionario of the Borsa Italiana Stock Exchange calculated on the basis of the period of twenty (20) trading days prior to the day of the breach or, if such day is not a Business Day, the preceding Business Day, such without prejudice to the Company’s right to request specific performance.

~~13.1 In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the Compensation Amount), which amount is the average closing price of an Ordinary Share on the Mercato Telematico Azionario of the Borsa Italiana Stock Exchange calculated on the basis of the period of twenty (20) trading days prior to the day of the breach or, if such day is not a Business Day, the preceding Business Day, such without prejudice to the Company’s right to request specific performance.~~

13.2 Clause 13.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach - so that the provisions of this clause 13 shall be deemed to be a “liquidated damages” clause (schadevergoedingsbeding) and not a “punitive

~~13.2 Clause 13.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach - so that the provisions of this clause 13 shall be deemed to be a “liquidated damages” clause (schadevergoedingsbeding) and not a “punitive~~

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damages” clause (strafbeding).	~~damages” clause (strafbeding).~~

13.3 To the extent possible, the provisions of section 6:92, subsections 1 and 3 of the Dutch Civil Code shall not apply.	~~13.3 To the extent possible, the provisions of section 6:92, subsections 1 and 3 of the Dutch Civil Code shall not apply.~~

III.3                       Additional elements

23.                               In addition to the above, the Board of Directors of Mediaset acknowledged the remarks made both in relation to the composition of the board of directors of MFE following the Merger and in relation to the modalities whereby such board of directors will submit to the shareholders’ meeting its designations proposals for the renewal, upon expiry, or for replacement of its members.

24.                               With reference to the first aspect (the composition of the board of directors of MFE following the Merger), the Board of Directors of Mediaset verified the possibility to amend the composition communicated on 7 June 2019 in order to encourage a greater participation of independent directors, as this category is defined in the Dutch Corporate Governance Code. These checks were successful and, thus, the board of directors of MFE, immediately after the effective date of the Merger, is expected to be composed as follows: Pier Silvio Berlusconi, Marco Giordani, Gina Nieri, Niccolò Querci, Stefano Sala and Paolo Vasile, who are expected to be the initial executive directors; Marina Berlusconi, Fedele Confalonieri and Danilo Pellegrino, who are expected to be the initial non-executive directors; and Marina Brogi, Consuelo Crespo Bofil, Alessandra Piccinino, Javier Dìez de Polanco and Carlo Secchi, who are expected to be the initial non-executive independent directors.

25.                               With reference to the second aspect (designation proposals which the board of directors of MFE will submit to the shareholders’ meeting for the renewal, upon expiry, or for replacement of its members), it is expected that immediately after the Merger effective date, the board of directors of MFE will adopt ad hoc regulations which — with the aim at achieving a greater alignment to the Dutch best practice, and with a view to encourage a greater participation of independent directors — governs: (i) the composition of the board of directors, and (ii) the procedures for proposing designations of new members to the general shareholders’ meeting in case of renewal, upon expiry, or replacement, so to ensure that, in the long run, the majority of the board of directors be composed of non-executive directors and, among them, the majority be independent (in accordance with the definition laid down in the Dutch Corporate Governance Code) also in case of replacement of single directors.

26.                               Once more, the above is only aimed at facilitating the timely implementation of the project with the widest possible approval by shareholders.

IV.                               Assessments on the withdrawal rights

27.                               The shareholders’ meeting to which you have been called will not approve a new cross-border merger; on the contrary, the Resolution Proposal (i) only concerns some

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specific amendments to organizational aspects of the corporate structure of MFE, as resulting company from the Merger and, consequently, (ii) does not affect the cross-border nature of the Merger nor the terms and conditions of the Merger (other than those indicated above).

28.                               As such, the approval of the Resolution Proposal, in accordance with Article 2377, paragraph 8, and Article 2502, paragraph 2, of the Italian civil code, as indicated in this Report, (i) does not affect the grounds on which Mediaset shareholders have already exercised their withdrawal rights following the approval of the Merger by the extraordinary meeting of shareholders of Mediaset, held on 4 September 2019, and (ii) does not entail any of the conditions provided for the exercise of the withdrawal right under Article 2437 of the Italian civil code and Article 5 of the Legislative Decree 108: consequently, Mediaset shareholders who do not participate in the adoption of the Resolution Proposal, as referred to in this Report, will not be entitled to exercise their withdrawal rights.

29.                               Mediaset shares, in relation to which withdrawal rights have already been exercised during the exercise period, ended on 21 September 2019, will be acquired by MFE (and by Mediaset shareholders who elected to purchase them within the statutory offer — on an option-right basis and on a pre-emptive right basis — ended on 6 November 2019) upon effectiveness of the Merger and conditional upon completion of the same, at the withdrawal price equal to Euro 2.770 per share. In this regard, it should be noted that rights of intervention and voting rights attached to such shares may be exercised at the shareholders’ meeting called on 10 January 2020.

30.                               If the Merger is not consummated, Mediaset shares in relation to which the withdrawal rights have been exercised will continue to be held by Mediaset shareholders who exercised such rights; no payment will be made to such shareholders.

31.                               As regards Mediaset España shareholders, the approval of the resolution proposal to be submitted to the extraordinary meeting of shareholders of Mediaset España, in terms akin to the Resolution Proposal (see sub 6 above), will not entitle Mediaset España shareholders to exercise their withdrawal rights.

Despite so, it is envisaged that Mediaset España shareholders who — following the publication (on 10 September 2019) of an announcement relating to the approval of the Merger — exercised their withdrawal rights (all of them being minority shareholders) will be allowed, during a specific time frame yet to be determined, to revoke the exercise of their withdrawal rights and, therefore, to be considered again as shareholders of Mediaset España.

V.                                    Assessments on shareholders, creditors and employees

32.                               The approval of the Resolution Proposal, as referred to in this Report, will not in any way affect the assessments already made in the Report with respect to the rights to which Mediaset shareholders (who will become MFE shareholders) will be entitled following the effective date of the Merger, as a consequence of the Dutch nationality of MFE. In particular, the proposed amendments do not affect the economics of the

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Merger and do provide for any constraints on shareholders. Rather, the proposed amendments envisage the deletion of certain provisions which, despite being held valid and responding to a specific interest shared by the merging companies, were objected by Vivendi and SimonFid; such provisions are envisaged to be deleted by accepting — and going beyond — the proposals suggested by the Court of Milan, on the assumption that a prompt completion of the Merger prevails over its individual components.

33.                               For further information on the differences between the rights currently enjoyed by Mediaset shareholders and the rights to which they will be entitled as holders of MFE shares (without prejudice to the amendments indicated in this Report), reference is made to the Explanatory Report and to the documentation that has been made available in relation to the Merger.

34.                               Furthermore, the approval of the Resolution Proposal, as referred to in this Report, will not in any way affect the assessments already made in the Explanatory Report with respect to creditors. In particular, the proposed resolution indicated in this Report does not give rise to any prejudice, neither of a financial nor of an asset nature, for the merging companies.

35.                               Conclusively, the approval Resolution Proposal, as referred to in this Report, will not in any way affect the assessments already made in the Explanatory Report with respect to Mediaset and Mediaset España’s employees.

VI.                               Conditions precedent to the Merger and update on the Merger process

36.                               In relation to the conditions precedent to the Merger, as indicated under Paragraph 17.1 of the Common Cross-Border Merger Plan as well as under Paragraph 1.2 of the Report, and with particular respect to that relating to the aggregate maximum amount of cash to be paid by Mediaset and Mediaset España to their respective shareholders exercising their withdrawal rights and/or to their respective creditors exercising their right of opposition to the Merger, the following should be noted.

37.                               With reference to Mediaset

(i)                                     Following registration with the Companies’ Register of Milan of the minutes of the extraordinary meeting of the shareholders of Mediaset held on 4 September 2019, occurred on 6 September 2019, (i) the term for the exercise of the withdrawal right, granted to Mediaset shareholders who did not participate in the adoption of the Merger, and (ii) the term for the exercise of the right of opposition to the Merger, granted to creditors of Mediaset whose credits arose prior to the date of filing of the Common Cross-Border Merger Plan, started running.

(ii)                                  Withdrawal rights were exercised in relation to No. 492,691 Mediaset shares and no opposition was filed by creditors. Neither Vivendi nor SimonFid exercised their withdrawal rights.

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(iii)                               Upon expiration of the statutory rights’ offer period, Mediaset shareholders who did not exercise their withdrawal rights elected to purchase No. 239,092 Mediaset shares in relation to which withdrawal rights were exercised.

(iv)                              As required under Italian law, the No. 253,599 outstanding Mediaset shares which remained unsold in the context of the rights’ offer will be acquired by MFE upon effectiveness of the Merger (and conditional upon completion of the same) at the withdrawal price, equal to Euro 2.770 per share.

38.                               With reference to Mediaset España

(i)                                     Following publication, on the Official Gazette of the Spanish Commercial Registry (Boletín Oficial del Registro Mercantil), of an announcement relating to the approval of the Merger by the general meeting of shareholders of Mediaset España, occurred on 10 September 2019, (i) the term for the exercise of the withdrawal right, granted to Mediaset España shareholders who voted against the Merger, and (ii) the term for the exercise of the right of opposition to the Merger, granted to creditors of Mediaset España whose credits arose prior to the date of publication of the Common Cross-Border Merger Plan, started running.

(ii)                                  Withdrawal rights were exercised in relation to No. 39,025,777 Mediaset España shares and no opposition was filed by creditors. Vivendi did not exercise the withdrawal right in relation to its Mediaset España shares.

(iii)                               As required under Spanish law, Mediaset España shares in relation to which withdrawal rights were exercised will be acquired by Mediaset España, prior to the effective date of the Merger, at the withdrawal price, equal to Euro 6.5444 per share and, thus, for an aggregate cash disbursement of Euro 255,400,295.00.

(iv)                              The number of Mediaset España withdrawn shares and the aggregate amount of cash to be paid by Mediaset España may be adjusted following the expiration of the term granted to Mediaset España withdrawing shareholders for revoking the exercise of their withdrawal rights, as indicated under Paragraph 31 above.

39.                               In any case, the completion of the Merger remains subject to the satisfaction (or to the waiver, as the case may be) of the other conditions precedent to the Merger, as provided for under the Common Cross-Border Merger Plan, and in case of approval of the Resolution Proposal, will further require — without prejudice to this Report — that the amendments to the Proposed Articles, the SVS Terms and Conditions, the “Terms and Conditions for the Initial Allocation of Special Voting Shares A - Mediaset” and the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”, as referred to in this Report, are further approved by the general meeting of shareholders of Mediaset España, called on 5 February 2020, and by the general meeting of shareholders of DutchCo (which is a wholly-owned direct subsidiary of Mediaset).

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VII.                          Decision-making process carried out in drafting the proposed amendments

40.                               With reference to the extraordinary meeting of shareholders of Mediaset, at the meeting on 22 November 2019, the Board of Directors of Mediaset approved the Resolution Proposal, as indicated in this Report, unanimously. Once more, the industrial strategy of the Merger was welcomed by all directors.

41.                               With reference to the extraordinary meeting of shareholders of Mediaset España, a resolution proposal akin to the Resolution Proposal will have to be approved by the board of directors of Mediaset España — upon proposal of the Merger Committee — with the abstention of the so-called proprietary directors, appointed by Mediaset, and of the executive directors, in accordance with the best practice and with Spanish applicable law.

VIII.                     The proposed resolution for the item on the agenda

The proposed resolution to be submitted to your approval is attached herein below.

“The shareholders’ meeting

resolves

1.                                      to approve, in accordance with Article 2377, paragraph 8, and Article 2502, paragraph 2, of the Italian civil code, the following amendments to the common merger plan relating to the cross-border merger by absorption of “Mediaset S.p.A.” and “Mediaset España Comunicación, S.A.” with and into “Mediaset Investment N.V.” (which will — upon effectiveness of the merger — be renamed “MFE - MEDIAFOREUROPE N.V.”), a Dutch wholly-owned direct subsidiary of “Mediaset S.p.A.”, having its official seat in Amsterdam (the Netherlands) and its principal offices at viale Europa 46, 20093 Cologno Monzese (Milan — Italy), registered in the Dutch commercial register under number 70347379, which common merger plan was approved by the extraordinary meeting of shareholders of “Mediaset S.p.A.” held on 4 September 2019 — as results from the minutes executed by Notary public Mr. Arrigo Roveda of Milan dated 5 September 2019 (No. 54665/20368 of repertory) — whose resolution was registered with the Companies’ Register of Milan, Monza, Brianza and Lodi on 6 September 2019; more precisely, to approve amendments to certain articles of the proposed version of the articles of association of “Mediaset Investment N.V.” (which will be renamed “MFE - MEDIAFOREUROPE N.V.”), attached as Schedule 2 to the merger plan (the Proposed Articles); to certain articles of the “Terms and Conditions for Special Voting Shares”, attached as Schedule 5 to the merger plan (the SVS Terms and Conditions); and to certain clauses of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A - Mediaset” and of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”, attached as Schedule 3 and Schedule 4 to the merger plan, respectively, relating to:

(i)                                    the elimination from the Proposed Articles, the SVS Terms and Conditions, the “Terms and Conditions for the Initial Allocation of Special Voting Shares A -Mediaset” and the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”, of all references to the Qualified Shareholding Obligation and the Contractual Obligation, to be considered together

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with the sanctions provided for in the event of a breach of the same, thus amending articles 13, 42 and 43 of the Proposed Articles, articles 4.4, 5.3, 6.3, 7.3, 8.4, 11.1, sub d) and e) of the SVS Terms and Conditions (as well as of article 1.1 of Schedule 1 to the same), and Paragraph 6 of the “Terms and Conditions for the Initial Allocation of Special Voting Shares A - Mediaset” and the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”;

(ii)                                the amendment of the definition of “acting in concert” provided under Article 1.1 of the Proposed Articles, thus amending article 1.1, first alinea, of the Proposed Articles;

(iii)                            the elimination of the conventional threshold (set at 25% of voting rights) triggering the obligation to launch a takeover bid, as set out under article 43 of the Proposed Articles, thus amending article 43 (article 42 of the amended version) of the Proposed Articles;

(iv)                              the elimination of the enhanced majorities provided for under the Proposed Articles in relation to the appointment and revocation of directors and to the amendment of the articles of association, thus amending articles 15.2, 15.6, and 40.1 of the Proposed Articles, and the introduction of an enhanced majority to be provided in case of resolutions aimed at re-introducing restrictions similar to those whose elimination is proposed under (i) and (iii) above;

(v)                                  the elimination of the penalty clause provided for under article 13 of the SVS Terms and Conditions, thus amending the same article,

all the above as results from the explanatory report of the board of directors, made available at the company’s registered office and on the company website on 5 December 2019, which has been drawn up so to illustrate — on a comparative basis — the text of the Proposed Articles, the SVS Terms and Conditions, the “Terms and Conditions for the Initial Allocation of Special Voting Shares A - Mediaset” and the “Terms and Conditions for the Initial Allocation of Special Voting Shares A — Mediaset España”, attached to the merger plan approved on 4 September 2019, with evidence (in bold and in the right column) of the proposed amendments.

All the other terms and conditions — as approved by the extraordinary meeting of shareholders on 4 September 2019, and laid down in the common cross-border merger plan and in the explanatory report of the board of directors, approved by the board of directors on 7 June 2019 — remain unaltered;

2.                                      to grant to the board of directors, and on its behalf to its Chairman, its Vice-Chairman and its Chief Executive Officer pro tempore in office, as well as to the director Marco Giordani, severally and not jointly — each of them being entitled to appoint special attorneys to this end — with all other necessary powers in order to execute the present resolution (also confirming, as far as necessary, the powers granted to the same with the resolution adopted on 4 September 2019) so to execute the merger, in accordance with the applicable laws and the contents of the common merger plan, and with the power and authority — in particular — to verify and ascertain the satisfaction or the waiver (to the extent provided) of each condition precedent referred to in the common cross-border merger plan, to issue and sign deeds and statements with respect to such circumstance, to establish the effects of the transaction, to execute and sign deeds and documents

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in general and to carry out anything necessary, or even only appropriate, in order to properly complete the transaction”.

** * **

Milan, 22 November 2019

On behalf of the Board of Directors of Mediaset

the Chairman

Fedele Confalonieri

33

DATE: 4 December 2019

SUPPLEMENT BOARD REPORT TO TRIPARTITE COMMON CROSS-BORDER

MERGER TERMS DRAWN UP BY THE BOARD OF DIRECTORS OF:

MEDIASET INVESTMENT N.V., a public company (naamloze vennootschap) incorporated under the laws of the Netherlands, having its official seat in Amsterdam, the Netherlands, and having its office address at Viale Europa 46, 20093 Cologno Monzese, Italy, registered in the Dutch commercial register (Kamer van Koophandel) under number: 70347379 (DutchCo),

CONSIDERING THAT:

(A)                               DutchCo is a party to a tripartite cross-border merger by absorption of Mediaset S.p.A. (Mediaset) and Mediaset España Comunicación S.A. (Mediaset España) with and into DutchCo (the Merger), whereby upon effectiveness of the Merger, DutchCo will be renamed “MFE - MEDIAFOREUROPE N.V.” (MFE).

(B)                               DutchCo has taken note of the preparation of the reports prepared by the boards of directors of Mediaset and Mediaset España dated 22 November 2019 and 28 November 2019 respectively, which are complementary to the original reports on the common merger plan drafted by those boards in June 2019 (the Supplementary Reports).

1.             Amendments to the governance of MFE

1.1                               DutchCo acknowledges and agrees with the proposed amendments to the corporate governance structure of MFE (in particular, the amendments to the Articles of Association, the SVS Terms and Conditions, the Terms and Conditions for the Initial Allocation Procedure of Special Voting Shares A - Mediaset España and the Terms and Conditions for the Initial Allocation Procedure of Special Voting Shares A - Mediaset, and the composition of the persons expected to be proposed as directors of MFE after the Merger, in order to further involve independent directors), which will take place after the completion of the Merger as set out in the Supplementary Reports.

1.2                               For this purpose, it shall be proposed to the general meeting of shareholders of DutchCo the approval of the above amendments, but only when the extraordinary general meetings of shareholders of Mediaset and Mediaset Spain approve the proposed amendments. Furthermore, as provided in the Supplementary Reports, immediately after the completion of the Merger, MFE’s board of directors is expected to approve ad hoc rules governing (i) the composition of the board and (ii) the procedure for appointing board members to ensure, in the long term, that the board of directors will be composed of a majority of non-executive directors, for the most part independent directors as defined in the Dutch Corporate Governance Code.

1.3                               The Supplementary Reports form an integral part of this Board Report and are attached hereto as Annex.

[Signature page follows]

SUPPLEMENT BOARD REPORT TO TRIPARTITE COMMON CROSS-BORDER MERGER TERMS DRAWN UP BY THE BOARD OF DIRECTORS OF MEDIASET INVESTMENT N.V.

Name:	M. Ballabio

Title:	Managing director

SUPPLEMENT BOARD REPORT TO TRIPARTITE COMMON CROSS-BORDER MERGER TERMS DRAWN UP BY THE BOARD OF DIRECTORS OF MEDIASET INVESTMENT N.V.

Name:	M.A.E. Giordani

Title:	Managing director

SUPPLEMENT BOARD REPORT TO TRIPARTITE COMMON CROSS-BORDER MERGER TERMS DRAWN UP BY THE BOARD OF DIRECTORS OF MEDIASET INVESTMENT N.V.

Name:	S.Sole

Title:	Managing director

SUPPLEMENT BOARD REPORT TO TRIPARTITE COMMON CROSS-BORDER MERGER TERMS DRAWN UP BY THE BOARD OF DIRECTORS OF MEDIASET INVESTMENT N.V.

Name:	P. Straziota

Title:	Managing director

SUPPLEMENT BOARD REPORT TO TRIPARTITE COMMON CROSS-BORDER MERGER TERMS DRAWN UP BY THE BOARD OF DIRECTORS OF MEDIASET INVESTMENT N.V.

Name:	L. Motta

Title:	Managing director

ANNEX

Identity of the proposed directors at Mediaset Investment, N.V., upon completion of the Merger

Date on which he/she took up his/her position
Director	(DD/MM/YY)
Pier Silvio Berlusconi	N/A
Marco Giordani	N/A
Gina Nieri	N/A
Niccolò Querci	N/A
Stefano Sala	N/A
Paolo Vasile	N/A
Marina Berlusconi	N/A
Fedele Confalonieri	N/A
Danilo Pellegrino	N/A
Marina Brogi	N/A
Consuelo Crespo Bofil	N/A
Alessandra Piccinino	N/A
Javier Díez de Polanco	N/A
Carlo Secchi	N/A